                          SCHEDULE 14A INFORMATION

                 PROXY STATEMENT PURSUANT TO SECTION 14(a)
                   OF THE SECURITIES EXCHANGE ACT OF 1934
                               (Amendment No. )

                 Filed by the Registrant                  /X/

            Filed by a party other than the Registrant    / /

CHECK THE APPROPRIATE BOX:

/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Sec. 240.14a-11(c) or
     Sec. 240.14a-12

           PUTNAM CALIFORNIA INVESTMENT GRADE MUNICIPAL TRUST
            PUTNAM CONVERTIBLE OPPORTUNITIES AND INCOME TRUST
                  PUTNAM HIGH YIELD MUNICIPAL TRUST
               PUTNAM INVESTMENT GRADE MUNICIPAL TRUST
                   PUTNAM MANAGED HIGH YIELD TRUST
               PUTNAM MANAGED MUNICIPAL INCOME TRUST
                     PUTNAM MASTER INCOME TRUST
                     PUTNAM MUNICIPAL BOND FUND
              PUTNAM MUNICIPAL OPPORTUNITIES TRUST
          PUTNAM NEW YORK INVESTMENT GRADE MUNICIPAL TRUST
                   PUTNAM TAX FREE HEALTH CARE FUND
          (Name of Registrant as Specified In Its Charter)

  (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/   No fee required

/ /   Fee computed on table below per Exchange Act Rule 14a
      6(i)(1) and 0-11

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:


/ /   Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

      (2) Form, Schedule or Registration Statement No.:

      (3) Filing Party:

      (4) Date Filed:




                                       2
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IMPORTANT INFORMATION
FOR SHAREHOLDERS IN:
PUTNAM CONVERTIBLE OPPORTUNITIES AND INCOME TRUST
PUTNAM MANAGED HIGH YIELD TRUST
PUTNAM MASTER INCOME TRUST
PUTNAM TAX-FREE HEALTH CARE FUND


      THE DOCUMENT YOU HOLD IN YOUR HANDS CONTAINS YOUR PROXY STATEMENT AND PROXY CARD. A PROXY CARD IS, IN ESSENCE, A BALLOT. WHEN YOU VOTE YOUR PROXY, IT TELLS US HOW TO VOTE ON YOUR BEHALF ON IMPORTANT ISSUES RELATING TO YOUR FUND. IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, WE'LL VOTE IT IN ACCORDANCE WITH THE TRUSTEES' RECOMMENDATIONS ON PAGE 3.

      WE URGE YOU TO SPEND A COUPLE OF MINUTES WITH THE PROXY STATEMENT, AND EITHER FILL OUT YOUR PROXY CARD AND RETURN IT TO US VIA THE MAIL, OR RECORD YOUR VOTING INSTRUCTIONS VIA THE INTERNET. WHEN SHAREHOLDERS DON'T RETURN THEIR PROXIES IN SUFFICIENT NUMBERS, WE HAVE TO INCUR THE EXPENSE OF FOLLOW-UP SOLICITATIONS, WHICH CAN COST YOUR FUND MONEY.

      WE WANT TO KNOW HOW YOU WOULD LIKE TO VOTE AND WELCOME YOUR COMMENTS. PLEASE TAKE A FEW MOMENTS WITH THESE MATERIALS AND RETURN YOUR PROXY TO US.

                                     [LOGO]

TABLE OF CONTENTS


A Message from the Chairman                     1
Notice of Shareholder Meeting                   2
Trustees' Recommendations                       3


PROXY CARD ENCLOSED

If you have any questions, please contact us at (1-800-225-1581) or call your financial advisor.
----------------------------------------------

A MESSAGE FROM THE CHAIRMAN

                                                         [photo of John A. Hill]

              Dear Shareholder:

              I am writing to you to ask for your vote on important questions that affect your fund. While you are, of course, welcome to join us at your fund's meeting, most shareholders cast their vote by either filling out and signing the enclosed proxy card or by voting via the Internet. Instructions are listed at the top of your proxy card. We are asking for your vote on the proposal fixing the number of Trustees and electing your fund's Trustees.


              Although we would like very much to have each shareholder attend his or her fund's meeting, we realize this may not be possible. Whether or not you plan to be present, we need your vote. We urge you to record your voting instructions on the Internet or complete, sign, and return the enclosed proxy card promptly. A postage-paid envelope is enclosed for mailing, and Internet voting instructions are listed at the top of your proxy card.

              I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not return their proxies, their fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

              Your vote is important to us. We appreciate the time and consideration that I am sure you will give this important matter. If you have questions about the proposal, contact your financial adviser or call a Putnam customer service representative at 1-800-225-1581.

                                          Sincerely yours,

                                          /s/ John A. Hill
                                          John A. Hill, Chairman

PUTNAM CONVERTIBLE OPPORTUNITIES AND
  INCOME TRUST
PUTNAM MANAGED HIGH YIELD TRUST
PUTNAM MASTER INCOME TRUST
PUTNAM TAX-FREE HEALTH CARE FUND
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


   - THIS IS THE FORMAL AGENDA FOR YOUR FUND'S SHAREHOLDER MEETING. IT TELLS YOU WHAT MATTERS WILL BE VOTED ON AND THE TIME AND PLACE OF THE MEETING, IF YOU CAN ATTEND IN PERSON.


              To the Shareholders of:
              Putnam Convertible Opportunities and Income Trust
              Putnam Managed High Yield Trust
              Putnam Master Income Trust
              Putnam Tax-Free Health Care Fund



              The Annual Meeting of Shareholders of your fund will be held on October 11, 2001 at 11 a.m., Boston time, on the eighth floor of One Post Office Square, Boston, Massachusetts, to consider the following:



       1.     FIXING THE NUMBER OF TRUSTEES AND ELECTING TRUSTEES.


              By the Trustees

              John A. Hill, Chairman
              George Putnam, III, President


              Jameson A. Baxter
              Charles B. Curtis
              Ronald J. Jackson
              Paul L. Joskow
              Elizabeth T. Kennan
              Lawrence J. Lasser
              John H. Mullin, III
              Robert E. Patterson
              A.J.C. Smith
              W. Thomas Stephens
              W. Nicholas Thorndike


              WE URGE YOU TO MARK, SIGN, DATE, AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS VIA THE INTERNET SO YOU WILL BE REPRESENTED AT THE MEETING.

              August 13, 2001

PROXY STATEMENT

   - THIS DOCUMENT WILL GIVE YOU THE INFORMATION YOU NEED TO VOTE ON THE MATTERS LISTED ON THE PREVIOUS PAGE. MUCH OF THE INFORMATION IN THE PROXY STATEMENT IS REQUIRED UNDER RULES OF THE SECURITIES AND EXCHANGE COMMISSION ("SEC"); SOME OF IT IS TECHNICAL. IF THERE IS ANYTHING YOU DON'T UNDERSTAND, PLEASE CONTACT US AT OUR SPECIAL TOLL-FREE NUMBER, 1-800-225-1581 OR CALL YOUR FINANCIAL ADVISOR.

   - WHO IS ASKING FOR YOUR VOTE?


              THE ENCLOSED PROXY IS SOLICITED BY THE TRUSTEES OF PUTNAM CONVERTIBLE OPPORTUNITIES AND INCOME TRUST, PUTNAM MANAGED HIGH YIELD TRUST, PUTNAM MASTER INCOME TRUST AND PUTNAM TAX-FREE HEALTH CARE FUND for use at the Annual Meeting of Shareholders of each fund to be held on October 11, 2001, and, if your fund's meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Annual Meeting (see previous page). The Notice of Meeting, the proxy and the Proxy Statement are being mailed on or about August 15, 2001.



   - HOW DO YOUR FUND'S TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE ON THIS PROPOSAL?


              The Trustees recommend that you vote


       1a. Putnam Convertible Opportunities and Income Trust only: FOR FIXING THE NUMBER OF TRUSTEES AS PROPOSED AND THE ELECTION OF CLASS C NOMINEES.



       1b. Putnam Managed High Yield Trust, Putnam Master Income Trust, Putnam Tax-Free Health Care Fund only: FOR FIXING THE NUMBER OF TRUSTEES AS PROPOSED AND THE ELECTION OF ALL NOMINEES.

   - WHO IS ELIGIBLE TO VOTE?


              Shareholders of record at the close of business on July 20, 2001 are entitled to be present and to vote at the meeting or any adjourned meeting.


              Each share is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with your instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Trustees' recommendations. If any other business is brought before your fund's meeting, your shares will be voted at the Trustees' discretion.


              Shareholders of each fund vote separately with respect to each proposal. The outcome of a vote affecting one fund does not affect any other fund.

THE PROPOSALS

       I.     ELECTION OF TRUSTEES

        - WHO ARE THE NOMINEES FOR TRUSTEES?

              The Board Policy and Nominating Committee of the Trustees of each fund makes recommendations concerning the Trustees of that fund. The Board Policy and Nominating Committee consists solely of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of your fund or of Putnam Investment Management, LLC, your fund's investment manager ("Putnam Management").


        - PUTNAM MANAGED HIGH YIELD TRUST, PUTNAM MASTER INCOME TRUST, PUTNAM TAX-FREE HEALTH CARE FUND



              The Board Policy and Nominating Committee of the Trustees of each fund recommends that the number of Trustees be fixed at thirteen and that you vote for the election of the nominees described below. Each nominee is currently a Trustee of your fund and of the other Putnam funds.



        - PUTNAM CONVERTIBLE OPPORTUNITIES AND INCOME TRUST



              The Trustees of Putnam Convertible Opportunities and Income Trust are classified into three classes of Trustees: Class A, Class B and Class C. Only the Class C Trustees of the fund, whose current terms expire at the time of the shareholder meeting, are being nominated for election, as described below. The nominees for Class C Trustees are John H. Mullin, III, A.J.C. Smith, W. Thomas Stephens and W. Nicholas Thorndike, and each nominee's background is described below. Each Class C Trustee is also a Trustee of each of the other Putnam funds.



              The Board Policy and Nominating Committee of the Trustees recommends that the number of Trustees be fixed at thirteen and that you vote for the election of each of the Class C nominees.

        - JAMESON ADKINS BAXTER
         CLASS A TRUSTEE FOR PUTNAM CONVERTIBLE
         OPPORTUNITIES AND INCOME TRUST

                                                [photo of Jameson Adkins Baxter]
              Ms. Baxter, born September 6, 1943, is the President of Baxter Associates, Inc., a management consulting and private investment firm that she founded in
                                                               1986. During that
              time, she was also a Vice President and Principal of the Regency Group, Inc. and a Consultant to First Boston Corporation, both of which are investment banking firms. From 1965 to 1986, Ms. Baxter held various positions in investment banking and corporate finance at First Boston.

              Ms. Baxter currently also serves as a Director of Banta Corporation, Ryerson Tull and ASHTA Chemicals, Inc. She is also the Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having previously served as Chairman for five years and as a Board member for thirteen years; an Honorary Trustee and past President of the Board of Trustees of the Emma Willard School; Member of the Board of Governors of Good Shepherd Hospital; and Chair of the National Center for Non-profit Boards. Ms. Baxter is a graduate of Mount Holyoke College.


        - CHARLES B. CURTIS


         CLASS A TRUSTEE FOR PUTNAM


         CONVERTIBLE OPPORTUNITIES AND


         INCOME TRUST


              [photo of Charles B. Curtis]

              Mr. Curtis, born April 27, 1940, is the President of NTI, a private foundation dedicated to reducing the threat from weapons of mass destruction. Mr. Curtis also serves as Senior


              Advisor to the United Nations Foundation.



              Mr. Curtis has over 15 years of law practice experience and 18 years in government service. He served as Under Secretary, and later, Deputy Secretary of Energy from February 1994 to May 1997. Mr. Curtis has held positions on the staff of the U.S. Treasury, the Securities and Exchange Commission, the U.S. House of Representatives, and the Federal

              Energy Regulatory Commission, which he chaired from 1977 to 1981. He is a current member of the Department of Defense's Policy Board, the Council on Foreign Relations, the Electric Power Research Institute Advisory Council, the Gas Technology Institute Board of Directors, the University of Chicago Board of Governors for Argonne National Laboratory, the EG&G Technology Services, Inc. Board of Directors, and the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University.



              Mr. Curtis has B.S. and B.A. degrees from the University of Massachusetts - Amherst and a J.D. from the Boston University Law School.


        - JOHN A. HILL
         CLASS B TRUSTEE FOR PUTNAM CONVERTIBLE
         OPPORTUNITIES AND INCOME TRUST

                                                         [photo of John A. Hill]

              Mr. Hill, born January 31, 1942, is Chairman of the
              Trustees. He is the Vice-Chairman and Managing
              Director of First Reserve Corporation, an investment
                                                        advisor investing in com


              panies in the world-wide energy industry on behalf of institutional investors.



              Prior to acquiring First Reserve in 1983, Mr. Hill held executive positions with several investment advisory firms and various positions with the federal government, including Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration.



              Mr. Hill currently also serves as a Director of Devon Energy Corporation, an exploration and production company; TransMontaingne Oil Company, a refined oil product pipeline and distribution company; St. Lukes-Roosevelt Hospital of New York; Sarah Lawrence College; and various private companies controlled by First Reserve Corporation. He is currently active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United

              States and Europe. Mr. Hill is a graduate of Southern Methodist University.


        - RONALD J. JACKSON
         CLASS B TRUSTEE FOR PUTNAM
         CONVERTIBLE OPPORTUNITIES AND
         INCOME TRUST

              [photo of Ronald J. Jackson]
              Mr. Jackson, born December 17, 1943, retired as Chairman of the Board, President and Chief Executive Officer of Fisher-
              Price, Inc., a major toy manufacturer, in 1993, a position which he held since 1990. He previously served as President and Chief Executive Officer of Stride-Rite, Inc., a manufacturer and distributor of footwear, from 1989 to 1990, and as President and Chief Executive Officer of Kenner Parker Toys, Inc., a major toy and game manufacturer, from 1985 to 1987. Prior to that, he held various financial and marketing positions at General Mills, Inc. from 1966 to 1985, including Vice President, Controller and Vice President of Marketing for Parker Brothers, a toy and game company, and President of Talbots, a retailer and direct marketer of women's apparel. Mr. Jackson is a graduate of Michigan State University Business School.

        - PAUL L. JOSKOW
         CLASS A TRUSTEE FOR PUTNAM CONVERTIBLE

         OPPORTUNITIES AND INCOME TRUST


                                                       [photo of Paul L. Joskow]
              Dr. Joskow, born June 30, 1947, is Elizabeth and
              James Killian Professor of Economics and Director of the Center for Energy and Environmental Policy
                                                           Research at the Massa
              chusetts Institute of Technology. He has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. Dr. Joskow currently serves as a Director of the National Grid Group, a UK based holding company with interests in electric power and telecommunications networks, State Farm Indemnity Company, an automobile insurance company, and the Whitehead Institute for Biomedical

              Research, a non-profit research institution. He has been President of the Yale University Council since 1993.

              Dr. Joskow is active on industry restructuring, environmental, energy, competition, and privatization policies and has served as an advisor to governments and corporations around the world.

              Dr. Joskow is a graduate of Cornell University and Yale University. He is a Fellow of the Econometric Society and the American Academy of Arts and Sciences.

        - ELIZABETH T. KENNAN
         CLASS B TRUSTEE FOR PUTNAM
         CONVERTIBLE OPPORTUNITIES AND
         INCOME TRUST

              [photo of Elizabeth T. Kennan]
              Dr. Kennan, born February 25, 1938, is President Emeritus of Mount Holyoke College. From 1978 through June 1995, she was President of Mount Holyoke College. From 1966 to 1978, she was on the faculty of Catholic University, where she taught history, published numerous articles, and directed the post-doctoral programs in Patristic and Medieval Studies.

              Dr. Kennan currently also serves as a director of Northeast Utilities, Talbots and Cambus-Kenneth Bloodstock, a corporation involved in thoroughbred horse breeding and farming. She is a member of The Folger Shakespeare Library Committee and a trustee of Franklin Pierce College.

              Dr. Kennan previously served as a director of Bell Atlantic Corporation, Chastain Real Estate and Kentucky Home Life Insurance. Active in various educational and civic associations, Dr. Kennan is a graduate of Mount Holyoke College, the University of Washington, and St. Hilda's College, Oxford University. She holds several honorary doctorates.

        - LAWRENCE J. LASSER*
         CLASS A TRUSTEE FOR PUTNAM CONVERTIBLE
         OPPORTUNITIES AND INCOME TRUST

                                                  [photo of Lawrence J. Lassser]
              Mr. Lasser, born November 1, 1942, is a Vice
              President of your fund and each of the other Putnam funds. He has been the President, Chief Executive
                                                       Officer and a Director of
              Putnam Investments, LLC and Putnam Management since 1985, having begun his career there in 1969.

              Mr. Lasser currently also serves as a Director of Marsh & McLennan Companies, Inc., the parent company of Putnam Management. He is a Member of the Board of Directors of the United Way of Massachusetts Bay, a Member of the Board of Governors of the Investment Company Institute, a Trustee of the Museum of Fine Arts, Boston, a Trustee and Member of the Finance and Executive Committees of the Beth Israel Deaconess Medical Center, Boston and a Member of the CareGroup Board of Managers Investment Committee, the Council on Foreign Relations, and the Commercial Club of Boston. Mr. Lasser is a graduate of Antioch College and Harvard Business School.

        - JOHN H. MULLIN, III
         CLASS C TRUSTEE FOR PUTNAM
         CONVERTIBLE OPPORTUNITIES AND
         INCOME TRUST

              [photo of John H. Mullin, III]
              Mr. Mullin, born June 15, 1941, is Chairman and CEO of Ridgeway Farm, a limited liability company engaged in timber activities and farming. Prior to establishing Ridgeway Farm in 1989, Mr. Mullin was a Managing Director of Dillon, Read & Co. Inc., an investment banking firm.

              Mr. Mullin currently serves as a Director of Graphic Packaging International Corp., a company engaged in the manufacture of packaging products, Alex. Brown Realty, Inc., a real estate investment company, Progress Energy, Inc., a public utility company, and The Liberty Corporation, a company engaged in the broadcasting industry. Mr. Mullin previously served as a Director of Dillon, Read & Co. Inc., Adolph Coors Company, Crystal Brands, Inc., Fisher-Price, Inc., Mattel, Inc. and The Ryland Group, Inc. Mr. Mullin is a Trustee Emeritus of Washington & Lee University where he served as Chairman of the Investment Committee. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School at the University of Pennsylvania.

        - ROBERT E. PATTERSON
         CLASS B TRUSTEE FOR PUTNAM CONVERTIBLE
         OPPORTUNITIES AND INCOME TRUST

                                                  [photo of Robert E. Patterson]
              Mr. Patterson, born March 15, 1945, is the President and a Trustee of Cabot Industrial Trust, a publicly traded real estate investment trust. Prior to
                                                     February, 1998 he was Execu
              tive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership, a registered investment advisor which managed real estate investments for institutional investors. Prior to 1990, he was the Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc., the predecessor company of Cabot Partners. Prior to that, he was a Senior Vice President of the Beal Companies, a real estate management, investment and development company. He has also worked as an attorney and held various positions in state government, including the founding Executive Director of the Massachusetts Industrial Finance Agency.

              Mr. Patterson currently also serves as Chairman of the Joslin Diabetes Center, a Trustee of SEA Education Association and a Director of Brandywine Trust Company. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

        - GEORGE PUTNAM, III*
         CLASS B TRUSTEE FOR PUTNAM
         CONVERTIBLE OPPORTUNITIES AND
         INCOME TRUST

              [photo of George Putnam, III]
              Mr. Putnam, born August 10, 1951, is the President of your Fund and each of the other Putnam Funds. He is also President of New Generation Research, Inc., a publisher of finan cial advisory and other research services relating to bankrupt and distressed companies, and New Generation Advisers, Inc., a registered investment advisor which provides advice to private funds specializing in investments in such companies. Prior to founding New Generation in 1985, Mr. Putnam was an attorney with the Philadelphia law firm Dechert Price & Rhoads.

              Mr. Putnam currently also serves as a Director of The Boston Family Office, L.L.C., a registered investment advisor that provides financial advice to individuals and families. He is also a Trustee of the SEA Education Association and St. Mark's School. Mr. Putnam is a graduate of Harvard College, Harvard Business School and Harvard Law School.

        - A.J.C. SMITH*
         CLASS C TRUSTEE FOR PUTNAM CONVERTIBLE
         OPPORTUNITIES AND INCOME TRUST

                                                         [photo of A.J.C. Smith]
              Mr. Smith, born April 13, 1934, is a Director of
              Marsh & McLennan Companies, Inc. From May 1992 to
              November 1999, he served as the company's Chairman
                                                             and Chief Executive
              Officer and from November 1999 to May 2000, he served as Chairman. He has been employed by Marsh & McLennan and related companies in various capacities since 1961. Mr. Smith is a Director of the Trident Corp.; a Trustee of the Carnegie Hall Society, the Central Park Conservancy, the Educational Broadcasting Corporation, the Economic Club of New York, and the U.S. Chamber of Commerce; a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University; and a Founder of the Museum of Scotland

              Society. He was educated in Scotland and is a Fellow of the Faculty of Actuaries in Edinburgh, a Fellow of the Canadian Institute of Actuaries, a Fellow of the Conference of Actuaries, an Associate of the Society of Actuaries, a Member of the American Academy of Actuaries, the International Actuarial Association and the International Association of Consulting Actuaries.

        - W. THOMAS STEPHENS
         CLASS C TRUSTEE FOR PUTNAM
         CONVERTIBLE OPPORTUNITIES AND
         INCOME TRUST

              [photo of W. Thomas Stephens]
              Mr. Stephens, born September 2, 1942, was, until 1999, the President and Chief Executive Officer of MacMillan Bloedel Limited, a forest products and building materials company. In 1996, Mr. Stephens retired as Chairman of the Board of Directors, President and Chief Executive Officer of Johns Manville Corporation.


              Mr. Stephens serves as a Director for Mail-Well, a printing and envelope company, Qwest Communications, a communications company, Xcel Energy Incorporated, a public utility company, TransCanada Pipelines, and Norske Skog Canada, Inc., a paper manufacturer. Mr. Stephens has B.S. and M.S. degrees from the University of Arkansas.


        - W. NICHOLAS THORNDIKE
         CLASS C TRUSTEE FOR PUTNAM CONVERTIBLE
         OPPORTUNITIES AND INCOME TRUST

                                                [photo of W. Nicholas Thorndike]
              Mr. Thorndike, born March 28, 1933, serves as a
              Director of various corporations and charitable organizations, including, Providence Journal Co., a newspaper publisher,
              and Courier Corporation, a book binding and printing company. He is also a Trustee of Cabot Industrial Trust and Northeastern University, a member of the Advisory Board of National Grid USA, an electric company, and an Honorary Trustee of Massachusetts General Hospital, where he previously served as chairman and president. Prior to

              December 1988, Mr. Thorndike was the Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis, a registered investment advisor that manages mutual funds and institutional assets. He also previously served as a Trustee of the Wellington Group of Funds (now The Vanguard Group) and was the Chairman and a Director of Ivest Fund, Inc.
              Mr. Thorndike is a graduate of Harvard College.
              ----------------------------


              *Nominees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of your fund, Putnam Management, and Putnam Retail Management, Limited Partnership ("Putnam Retail Management"), the principal underwriter for all the open-end Putnam funds and an affiliate of Putnam Management. Messrs. Lasser, Putnam III and Smith are deemed "interested persons" by virtue of their positions as officers or affiliates of your fund, or directors of Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam Management and Putnam Retail Management.


              The balance of the nominees are not "interested persons."

              Except as indicated above, the principal occupations and business experience of the nominees for the last five years have been with the employers indicated, although in some cases they have held different positions with those employers.


              The 13 nominees for election as Trustees for each of Putnam Managed High Yield Trust, Putnam Master Income Trust, and Putnam Tax-Free Health Care Fund at the shareholder meeting of your fund who receive the greatest number of votes will be elected as Trustees of your fund. All the nominees were elected by the shareholders of each fund in October 2000, other than Mr. Curtis who was elected by the Board of Trustees effective July 1, 2001. The Trustees serve until their successors are elected and qualified. Each of the nominees has agreed to serve as a Trustee if elected. If any of the nominees is unavailable for election at the time of the meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may fix the number of Trustees at less than 13 for your fund.



              As mentioned above, only the Class C Trustees of Putnam Convertible Opportunities and Income Trust are being nominated for election. The other Trustees of the fund will continue to serve under their current terms. The terms for the Class A Trustees will expire at the fund's 2002 annual meeting of shareholders, and the terms of the Class B Trustees will expire at the fund's 2003 annual meeting. Each of the fund's Class A Trustees was elected by shareholders in October 1999, other than Mr. Curtis who was elected by the Board of Trustees effective July 1, 2001. Each of the fund's Class B Trustees was elected by shareholders in October 2000. Each of the fund's Class C Trustees was elected by shareholders in December 1998.



              The four nominees for Trustees of Putnam Convertible Opportunities and Income Trust who receive the greatest number of votes will be elected Class C Trustees of the fund. Each Class C Trustee will be elected to a three-year term expiring at the fund's 2004 annual meeting of shareholders. Each

              Trustee of Putnam Convertible Opportunities and Income Trust serves until the expiration of his or her term and until his or her successor is elected and qualified.


              The address for each of the current Trustees and each of the nominees is One Post Office Square, Boston, Massachusetts 02109.

   - WHAT ARE THE TRUSTEES' RESPONSIBILITIES?


              Your fund's Trustees are responsible for the general oversight of your fund's affairs and for assuring that your fund is managed in the best interests of its shareholders. The Trustees regularly review your fund's investment performance as well as the quality of other services provided to your fund and its shareholders by Putnam Management and its affiliates, including administration, custody, and shareholder servicing. At least annually, the Trustees review and evaluate the fees and operating expenses paid by your fund for these services and negotiate changes that they deem appropriate. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by your fund's auditors, counsel and other experts as appropriate, selected by and responsible to the Trustees.


              Your fund's Trustees have determined that the efficient conduct of your fund's affairs makes it desirable to delegate responsibility for certain specific matters to committees of the board. Certain committees (the Executive Committee, Distributions Committee and Audit Committee) are authorized to act for the Trustees as specified in their charters. The other committees review and evaluate matters specified in their charters and make recommendations to the Trustees as they deem appropriate. Each committee may utilize the resources of your fund's independent staff, counsel and auditors as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. The membership and chairman of each committee are appointed by the Trustees upon recommendation of the Board Policy and Nominating Committee.

              The Investment Company Act of 1940 requires that your fund have a minimum proportion of trustees who are not affiliated in any way with your fund's investment manager, principal underwriter from time to time or any broker-dealer. These independent trustees must vote separately to approve all financial arrangements and other agreements with your fund's investment manager and other affiliated parties. The role of independent trustees has been characterized as that of a "watchdog" charged with oversight to protect shareholders' interests against overreaching and abuse by those who are in a position to control or influence a fund. The Trustees of your fund believe that independent trustees should represent at least two-thirds of the members of the board. Your fund's independent trustees meet regularly as a group in executive session.

   - HOW LARGE A STAKE DO THE TRUSTEES HAVE IN THE PUTNAM FAMILY OF FUNDS?

              The Trustees believe each Trustee should have a significant investment in the Putnam funds. This table shows the value of their holdings in the Putnam funds.


                   Each Trustee               over $100,000
                   Trustees as a group     over $31,000,000



              The Trustees allocate their investments among the approximately 124 Putnam funds based on their own investment needs. The table below shows each Trustee's current investment in each fund.

                             Year first              Putnam                      Putnam                      Putnam
                             elected as            Con. Opp.                    Managed                      Master
                             Trustee of            And Income                  High Yield                    Income
                             the Putnam              Trust                       Trust                       Trust
Trustees                       funds            (# of shares)(1)            (# of shares)(1)            (# of shares)(1)

-----------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter                 1994                  320                        418                          135
Charles B. Curtis                 2001                  100                        100                          100
John A. Hill                      1985                1,600                        100                        1,500
Ronald J. Jackson                 1996                  200(2)                     200(2)                       200(2)
Paul L. Joskow                    1997                  100                        100                          100
Elizabeth T. Kennan               1992                  173                        220                          185
Lawrence J. Lasser                1992                  100                        100                          100
John H. Mullin, III               1997                  100                        100                          100
Robert E. Patterson               1984                  200                        200                          300
George Putnam, III                1984               20,500                        500                          500
A.J.C. Smith                      1986                  100(2)                     200(2)                       200(2)
W. Thomas Stephens                1997                  100                        100                          100
W. Nicholas Thorndike             1992                  173                        217                          240

                                     Putnam
                                    Tax-Free
                                  Health Care
                                      Fund
Trustees                        (# of shares)(1)

Jameson A. Baxter                      383
Charles B. Curtis                      100
John A. Hill                           100
Ronald J. Jackson                      200(2)
Paul L. Joskow                         100
Elizabeth T. Kennan                    172
Lawrence J. Lasser                     100
John H. Mullin, III                    100
Robert E. Patterson                    100
George Putnam, III                     500
A.J.C. Smith                           200(2)
W. Thomas Stephens                     100
W. Nicholas Thorndike                  170


---------------------------------------------------------------------
(1) Except as otherwise noted, each trustee has sole voting power and sole investment power with respect to his or her shares of your fund.

(2) Includes shares over which the Trustee has shared investment and shared voting power.



    The Trustees' ownership is based on beneficial ownership as of July 23, 2001. The value of shares owned by the Trustees has been determined as of June 30, 2001.



    As of July 23, 2001, the Trustees and officers of Putnam Convertible Opportunities and Income Trust, Putnam Managed High Yield Trust, Putnam Master Income Trust and Putnam Tax-Free Health Care Fund owned a total of 23,766, 2,555, 3,760 and 2,325 shares respectively, comprising less than 1% of the outstanding shares of such fund on that date.


   - WHAT ARE SOME OF THE WAYS IN WHICH THE TRUSTEES REPRESENT SHAREHOLDER INTERESTS?

              The Trustees believe that, as substantial investors in the Putnam funds, their interests are closely aligned with those of individual shareholders. Among other ways, the Trustees seek to represent shareholder interests:

              - by carefully reviewing your fund's investment performance on an individual basis with your fund's managers;

              - by also carefully reviewing the quality of the various other services provided to the funds and their shareholders by Putnam Management and its affiliates;

              - by discussing with senior management of Putnam Management steps being taken to address any performance deficiencies;

              - by conducting an in-depth review of the fees paid by each fund and by negotiating with Putnam Management to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing Putnam Management sufficient resources to continue to provide high quality services in the future;

              - by reviewing brokerage costs and fees, allocations among brokers, soft dollar expenditures and similar expenses of each fund;

              - by monitoring potential conflicts between the funds and Putnam
                Management and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders; and

              - by also monitoring potential conflicts among funds to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

   - HOW OFTEN DO THE TRUSTEES MEET?


              The Trustees meet each month (except August) over a two-day period to review the operations of your fund and of the other Putnam funds. A portion of these meetings is devoted to meetings of various committees of the board which focus on particular matters. These currently include: the Contract Committee, which reviews all the contractual arrangements with Putnam Management and its affiliates; the Communication, Service and Marketing Committee, which reviews the quality of services provided by your fund's investor servicing agent and custodian; the Brokerage and Custody Committee, which reviews matters relating to custody of securities, best execution, brokerage costs and allocations and new investment techniques; the Audit Committee, which reviews procedures for the valuation of securities, the fund's accounting policies and the adequacy of internal controls and supervises the engagement of the fund's auditors; the Executive Committee, which establishes annual and ongoing goals, objectives and priorities for the Trustees and reviews the compensation of the Trustees and their administrative staff; the Board Policy and Nominating committee, which reviews the conduct of the fund's legal affairs, evaluates and recommends candidates for election as Trustees and recommends the appointment of members and chairs each board committee; the Distributions and Closed-End Funds Committee, which is responsible for reviewing special issues applicable to closed-end funds; and the Pricing Committee, which reviews procedures for the valuation of securities.


              Each Trustee generally attends at least two formal committee meetings during each regular meeting of the Trustees. During 2000, the average Trustee participated in approximately 40 committee and board meetings. In addition, the Trustees meet in small groups with Chief Investment Officers and Portfolio Managers to review recent performance and the current investment climate for selected funds. These meetings ensure that each fund's performance is reviewed in detail at least twice a year. The Contract Committee typically meets on several additional occasions during the year to carry out its responsibilities. Other committees, including an Executive Committee, may also meet on special occasions as the need arises.

   - WHAT ARE THE TRUSTEES PAID FOR THEIR SERVICES?


              Each Trustee of your fund receives a fee for his or her services. Each Trustee also receives fees for serving as Trustee of the other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of Trustees not affiliated with Putnam Management, estimates that Committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least three business days per Trustee meeting. The following table shows the fees paid to each Trustee by your fund for its most recent fiscal year and the fees paid to each Trustee by all of the Putnam funds during calendar year 2000:

              PUTNAM CONVERTIBLE OPPORTUNITIES AND
              INCOME TRUST
                COMPENSATION TABLE


                                                                                            Estimated
                                                                       Pension or            annual
                                                                       retirement           benefits
                                                                        benefits            from all
                                                      Aggregate        accrued as            Putnam
                                                     compensation       part of               funds
                                                       from the           fund                upon
                   Trustees/Year                       fund(1)          expenses          retirement(2)

                   -----------------------------------------------------------------------------------------
                   Jameson A. Baxter/1994                $545             $129              $100,000
                   Charles B. Curtis(9)                    --               --               100,000
                   Hans H. Estin/1972(10)                 546              280               100,000
                   John A. Hill/1985(5)(8)                562              159               200,000
                   Ronald J. Jackson/1996                 545              175               100,000
                   Paul L. Joskow/1997                    545               83               100,000
                   Elizabeth T. Kennan/1992               544              190               100,000
                   Lawrence J. Lasser/1992(7)             295              134                92,500
                   John H. Mullin, III/1997               542              124               100,000
                   Robert E. Patterson/1984               545               97               100,000
                   William F. Pounds/1971(5)(6)           301              275               111,000
                   George Putnam/1957(6)                  295              228                92,834
                   George Putnam, III/1984(8)             552               71               150,000
                   A.J.C. Smith/1986(7)                   293              204                91,833
                   W. Thomas Stephens/1997                541              116               100,000
                   W. Nicholas Thorndike/1992             537              266               100,000


                                                             Total
                                                         compensation
                                                           from all
                   Trustees/Year                        Putnam funds(3)
                   -------------------------------------------------------------
                   Jameson A. Baxter/1994                  $200,000(4)
                   Charles B. Curtis(9)                          --
                   Hans H. Estin/1972(10)                   200,500
                   John A. Hill/1985(5)(8)                  269,000(4)
                   Ronald J. Jackson/1996                   200,000(4)
                   Paul L. Joskow/1997                      200,000(4)
                   Elizabeth T. Kennan/1992                 199,500
                   Lawrence J. Lasser/1992(7)               107,000
                   John H. Mullin, III/1997                 199,000(4)
                   Robert E. Patterson/1984                 200,000
                   William F. Pounds/1971(5)(6)             127,000
                   George Putnam/1957(6)                    107,000
                   George Putnam, III/1984(8)               225,000
                   A.J.C. Smith/1986(7)                     106,000
                   W. Thomas Stephens/1997                  198,500(4)
                   W. Nicholas Thorndike/1992               197,000


   -----------------------------------------------------------------------------
               (1) Includes an annual retainer and an attendance fee for each meeting attended.

               (2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2000.

               (3) As of December 31, 2000, there were 124 funds in the Putnam family.


               (4) Includes compensation deferred pursuant to a Trustee
                   Compensation Deferral Plan.


               (5) Includes additional compensation for services through
                   June 30, 2000.

               (6) Reflects retirement from the Board of Trustees of the Putnam funds on June 30, 2000.

               (7) Commencing July 1, 2000, Marsh & McLennan Companies, Inc.,
                   compensates Mr. Lasser and Mr. Smith for their services as Trustees. The estimated annual retirement benefits and related fund expenses shown in this table for Messrs. Lasser and Smith reflect benefits earned under the Funds' retirement plan prior to that date.

               (8) Includes additional compensation for services commencing
                   July 1, 2000.


               (9) Mr. Curtis was elected by the Board of Trustees of the Putnam funds as Trustee effective July 1, 2001.



              (10) Reflects retirement from the Board of Trustees of the Putnam funds on June 30, 2001.

              PUTNAM MANAGED HIGH YIELD TRUST
                COMPENSATION TABLE


                                                                                            Estimated
                                                                       Pension or            annual
                                                                       retirement           benefits
                                                                        benefits            from all
                                                      Aggregate        accrued as            Putnam
                                                     compensation       part of               funds
                                                       from the           fund                upon
                   Trustees/Year                       fund(1)          expenses          retirement(2)

                   -----------------------------------------------------------------------------------------
                   Jameson A. Baxter/1994                $545             $131              $100,000
                   Charles B. Curtis(9)                    --               --               100,000
                   Hans H. Estin/1972(10)                 546              279               100,000
                   John A. Hill/1985(5)(8)                562              184               200,000
                   Ronald J. Jackson/1996                 545              161               100,000
                   Paul L. Joskow/1997                    545               92               100,000
                   Elizabeth T. Kennan/1992               544              193               100,000
                   Lawrence J. Lasser/1992(7)             295              119                92,500
                   John H. Mullin, III/1997               542              138               100,000
                   Robert E. Patterson/1984               545               97               100,000
                   William F. Pounds/1971(5)(6)           301              192               111,000
                   George Putnam/1957(6)                  295              159                92,834
                   George Putnam, III/1984(8)             552               80               150,000
                   A.J.C. Smith/1986(7)                   293              200                91,833
                   W. Thomas Stephens/1997                541              129               100,000
                   W. Nicholas Thorndike/1992             537              270               100,000


                                                             Total
                                                         compensation
                                                           from all
                   Trustees/Year                        Putnam funds(3)
                   ---------------------------------------------------------------------------------------
                   Jameson A. Baxter/1994                  $200,000(4)
                   Charles B. Curtis(9)                          --
                   Hans H. Estin/1972(10)                   200,500
                   John A. Hill/1985(5)(8)                  269,000(4)
                   Ronald J. Jackson/1996                   200,000(4)
                   Paul L. Joskow/1997                      200,000(4)
                   Elizabeth T. Kennan/1992                 199,500
                   Lawrence J. Lasser/1992(7)               107,000
                   John H. Mullin, III/1997                 199,000(4)
                   Robert E. Patterson/1984                 200,000
                   William F. Pounds/1971(5)(6)             127,000
                   George Putnam/1957(6)                    107,000
                   George Putnam, III/1984(8)               225,000
                   A.J.C. Smith/1986(7)                     106,000
                   W. Thomas Stephens/1997                  198,500(4)
                   W. Nicholas Thorndike/1992               197,000


   -----------------------------------------------------------------------------

               (1) Includes an annual retainer and an attendance fee for each meeting attended.



               (2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2000.



               (3) As of December 31, 2000, there were 124 funds in the Putnam family.



               (4) Includes compensation deferred pursuant to a Trustee
                   Compensation Deferral Plan.



               (5) Includes additional compensation for services through
                   June 30, 2000.



               (6) Reflects retirement from the Board of Trustees of the Putnam funds on June 30, 2000.

               (7) Commencing July 1, 2000, Marsh & McLennan Companies, Inc.,
                   compensates Mr. Lasser and Mr. Smith for their services as Trustees. The estimated annual retirement benefits and related fund expenses shown in this table for Messrs. Lasser and Smith reflect benefits earned under the Funds' retirement plan prior to that date.



               (8) Includes additional compensation for services commencing
                   July 1, 2000.



               (9) Mr. Curtis was elected by the Board of Trustees of the Putnam funds as Trustee effective July 1, 2001.



              (10) Reflects retirement from the Board of Trustees of the Putnam funds on June 30, 2001.

              PUTNAM MASTER INCOME TRUST
                COMPENSATION TABLE


                                                                                            Estimated
                                                                       Pension or            annual
                                                                       retirement           benefits
                                                                        benefits            from all
                                                      Aggregate        accrued as            Putnam
                                                     compensation       part of               funds
                                                       from the           fund                upon
                   Trustees/Year                       fund(1)          expenses          retirement(2)

                   -----------------------------------------------------------------------------------------
                   Jameson A. Baxter/1994                $774             $180              $100,000
                   Charles B. Curtis(9)                    --               --               100,000
                   Hans H. Estin/1972(10)                 776              404               100,000
                   John A. Hill/1985(5)(8)                862              205               200,000
                   Ronald J. Jackson/1996                 774              251               100,000
                   Paul L. Joskow/1997                    774              102               100,000
                   Elizabeth T. Kennan/1992               772              267               100,000
                   Lawrence J. Lasser/1992(7)             424              203                92,500
                   John H. Mullin, III/1997               770              153               100,000
                   Robert E. Patterson/1984               774              138               100,000
                   William F. Pounds/1971(5)(6)           451              467               111,000
                   George Putnam/1957(6)                  424              394                92,834
                   George Putnam, III/1984(8)             808               94               150,000
                   A.J.C. Smith/1986(7)                   420              295                91,833
                   W. Thomas Stephens/1997                768              143               100,000
                   W. Nicholas Thorndike/1992             762              374               100,000


                                                             Total
                                                         compensation
                                                           from all
                   Trustees/Year                        Putnam funds(3)
                   -----------------------------------------------------------------------------------------
                   Jameson A. Baxter/1994                  $200,000(4)
                   Charles B. Curtis(9)                          --
                   Hans H. Estin/1972(10)                   200,500
                   John A. Hill/1985(5)(8)                  269,000(4)
                   Ronald J. Jackson/1996                   200,000(4)
                   Paul L. Joskow/1997                      200,000(4)
                   Elizabeth T. Kennan/1992                 199,500
                   Lawrence J. Lasser/1992(7)               107,000
                   John H. Mullin, III/1997                 199,000(4)
                   Robert E. Patterson/1984                 200,000
                   William F. Pounds/1971(5)(6)             127,000
                   George Putnam/1957(6)                    107,000
                   George Putnam, III/1984(8)               225,000
                   A.J.C. Smith/1986(7)                     106,000
                   W. Thomas Stephens/1997                  198,500(4)
                   W. Nicholas Thorndike/1992               197,000


   -----------------------------------------------------------------------------

               (1) Includes an annual retainer and an attendance fee for each meeting attended.



               (2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2000.



               (3) As of December 31, 2000, there were 124 funds in the Putnam family.



               (4) Includes compensation deferred pursuant to a Trustee
                   Compensation Deferral Plan.



               (5) Includes additional compensation for services through
                   June 30, 2000.



               (6) Reflects retirement from the Board of Trustees of the Putnam funds on June 30, 2000.

               (7) Commencing July 1, 2000, Marsh & McLennan Companies, Inc.,
                   compensates Mr. Lasser and Mr. Smith for their services as Trustees. The estimated annual retirement benefits and related fund expenses shown in this table for Messrs. Lasser and Smith reflect benefits earned under the Funds' retirement plan prior to that date.



               (8) Includes additional compensation for services commencing
                   July 1, 2000.



               (9) Mr. Curtis was elected by the Board of Trustees of the Putnam funds as Trustee effective July 1, 2001.



              (10) Reflects retirement from the Board of Trustees of the Putnam funds on June 30, 2001.

              PUTNAM TAX-FREE HEALTH CARE FUND
                COMPENSATION TABLE


                                                                                            Estimated
                                                                       Pension or            annual
                                                                       retirement           benefits
                                                                        benefits            from all
                                                      Aggregate        accrued as            Putnam
                                                     compensation       part of               funds
                                                       from the           fund                upon
                   Trustees/Year                       fund(1)          expenses          retirement(2)

                   -----------------------------------------------------------------------------------------
                   Jameson A. Baxter/1994              $   662          $   162             $100,000
                   Charles B. Curtis(9)                     --               --              100,000
                   Hans H. Estin/1972(10)                  664              344              100,000
                   John A. Hill/1985(5)(8)                 702              228              200,000
                   Ronald J. Jackson/1996                  662              198              100,000
                   Paul L. Joskow/1997                     662              114              100,000
                   Elizabeth T. Kennan/1992                661              238              100,000
                   Lawrence J. Lasser/1992(7)              363              146               92,500
                   John H. Mullin, III/1997                659              171              100,000
                   Robert E. Patterson/1984                662              120              100,000
                   William F. Pounds/1971(5)(6)            375              236              111,000
                   George Putnam/1957(6)                   363              196               92,834
                   George Putnam, III/1984(8)              678               99              150,000
                   A.J.C. Smith/1986(7)                    360              246               91,833
                   W. Thomas Stephens/1997                 658              160              100,000
                   W. Nicholas Thorndike/1992              653              334              100,000


                                                             Total
                                                         compensation
                                                           from all
                   Trustees/Year                        Putnam funds(3)
                   -----------------------------------------------------------------------------------------
                   Jameson A. Baxter/1994                  $200,000(4)
                   Charles B. Curtis(9)                          --
                   Hans H. Estin/1972(10)                   200,500
                   John A. Hill/1985(5)(8)                  269,000(4)
                   Ronald J. Jackson/1996                   200,000(4)
                   Paul L. Joskow/1997                      200,000(4)
                   Elizabeth T. Kennan/1992                 199,500
                   Lawrence J. Lasser/1992(7)               107,000
                   John H. Mullin, III/1997                 199,000(4)
                   Robert E. Patterson/1984                 200,000
                   William F. Pounds/1971(5)(6)             127,000
                   George Putnam/1957(6)                    107,000
                   George Putnam, III/1984(8)               225,000
                   A.J.C. Smith/1986(7)                     106,000
                   W. Thomas Stephens/1997                  198,500(4)
                   W. Nicholas Thorndike/1992               197,000


   -----------------------------------------------------------------------------

               (1) Includes an annual retainer and an attendance fee for each meeting attended.



               (2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2000.



               (3) As of December 31, 2000, there were 124 funds in the Putnam family.



               (4) Includes compensation deferred pursuant to a Trustee
                   Compensation Deferral Plan.



               (5) Includes additional compensation for services through
                   June 30, 2000.



               (6) Reflects retirement from the Board of Trustees of the Putnam funds on June 30, 2000.

               (7) Commencing July 1, 2000, Marsh & McLennan Companies, Inc.,
                   compensates Mr. Lasser and Mr. Smith for their services as Trustees. The estimated annual retirement benefits and related fund expenses shown in this table for Messrs. Lasser and Smith reflect benefits earned under the Funds' retirement plan prior to that date.



               (8) Includes additional compensation for services commencing
                   July 1, 2000.


               (9) Mr. Curtis was elected by the Board of Trustees of the Putnam funds as Trustee effective July 1, 2001.



              (10) Reflects retirement from the Board of Trustees of the Putnam funds on June 30, 2001.

              Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee by the funds for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service compensated by the funds. A death benefit is also available under the Plan which assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

              The Plan Administrator (a committee comprised of Trustees that are not "interested persons" of the fund, as defined in the Investment Company Act of 1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment.


              For additional information about your fund, including further information about its Trustees and officers, please see "Fund Information," on page 35.


FURTHER INFORMATION ABOUT VOTING AND THE MEETING


              QUORUM AND METHODS OF TABULATION. The shareholders of each fund vote separately with respect to each proposal. In the case of each fund, a majority of the shares entitled to vote--present in person or represented by proxy--constitutes a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in the proxy statement). Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and

              (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the meeting will be counted by persons appointed by your fund as tellers for the meeting.



              The tellers will count the total number of votes cast "for" approval of a proposal for purposes of determining whether sufficient affirmative votes have been cast. With respect to the election of Trustees and, when applicable, the selection of auditors, neither abstentions nor broker non-votes have any effect on the outcome of the proposal. With respect to any other proposals, abstentions and broker non-votes have the effect of a negative vote on the proposal.


              OTHER BUSINESS. The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

              SIMULTANEOUS MEETINGS. The meeting of shareholders of your fund is called to be held at the same time as the meetings of shareholders of certain of the other Putnam funds. It is anticipated that all meetings will be held simultaneously.

              If any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

              SOLICITATION OF PROXIES. In addition to soliciting proxies by mail, Trustees of your fund and employees of Putnam Management, Putnam Fiduciary Trust Company, and Putnam Retail Management may solicit proxies in person or by telephone. Your fund may also arrange to have voting instructions recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow them to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. Your fund is unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Investments has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.


              Shareholders may have the opportunity to submit their voting instructions via the Internet by utilizing a program provided by a third party vendor hired by Putnam Management. The giving of such a proxy will not affect your right to vote in person should you decide to attend the meeting. To vote via the Internet, you will need the "control" number that appears on your proxy card. To use the Internet, please access the Internet address found on your proxy card on the World Wide Web. The Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with Internet access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.


              Your fund's Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting.


              Persons holding shares as nominees will upon request be reimbursed for their reasonable expenses in soliciting instructions from their principals. Each fund has retained at its expense DF King, 77 Water Street, New York, NY 10005, to aid in the solicitation of instructions for registered and nominee accounts, for a fee not to exceed $2,500 plus reasonable out-of-pocket expenses for mailing and phone costs. The expenses of the preparation of proxy statements and related materials, including printing and delivery costs, are borne by each fund.


              REVOCATION OF PROXIES. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Clerk of your fund, (ii) by properly executing a later-dated proxy, (iii) by recording later-dated voting instructions via the Internet or (iv) by attending the meeting and voting in person.


              DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR THE NEXT ANNUAL MEETING. It is currently anticipated that each fund's next annual meeting of shareholders will be held in October 2002. Shareholder proposals to be included in the proxy statement for that meeting must be received by your fund before April 17, 2002. Shareholders who wish to make a proposal at the October 2002 annual meeting--other than one that will be included in the fund's proxy materials--should notify the fund no later than July 1, 2002. The Nominating Committee will also consider nominees recommended by shareholders of each fund to serve as Trustees, provided that shareholders submit their recommendations by the above date. If a shareholder who wishes to present a proposal fails to notify the fund by this date, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder's proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC's proxy rules. Shareholders who wish to propose one or more nominees for election as Trustees, or to make a proposal fixing the number of Trustees, at the October 2002 annual meeting must provide written notice to the fund (including all required information) so that such notice is received in good order by the fund no earlier than July 13, 2002 and no later than August 12, 2002.



              DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR THE UPCOMING ANNUAL MEETING ON OCTOBER 11, 2001. Shareholders who wish to propose one or more nominees for election as Trustees, or to make a proposal fixing the number of Trustees, at the upcoming
              October 11, 2001 annual meeting must provide written notice to the fund (including all required information) so that such notice is received in good order by the fund no later than September 5, 2001.


              ADJOURNMENT. If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to those proposals. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of such proposals. They will vote against adjournment those proxies required to be voted against such proposals. Your fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

              FINANCIAL INFORMATION. YOUR FUND WILL FURNISH TO YOU UPON REQUEST AND WITHOUT CHARGE, A COPY OF THE FUND'S ANNUAL REPORT FOR ITS MOST RECENT FISCAL YEAR, AND A COPY OF ITS SEMIANNUAL REPORT FOR ANY SUBSEQUENT SEMIANNUAL PERIOD. SUCH REQUESTS MAY BE DIRECTED TO PUTNAM INVESTOR SERVICES, P.O. BOX 41203, PROVIDENCE, RI 02940-1203 OR 1-800-225-1581.

FUND INFORMATION

              PUTNAM INVESTMENTS. Putnam Investment Management, LLC, the fund's investment manager, and its affiliates, and its affiliate, Putnam Fiduciary Trust Company, the fund's investor servicing agent and custodian (collectively, the "Putnam companies"), are owned by Putnam Investments, LLC. Putnam Investments, LLC is a wholly-owned subsidiary of Putnam Investments Trust, a holding company that, except for a minority stake owned by employees, is in turn owned by Marsh & McLennan Companies, Inc., a leading professional services firm that includes risk and insurance services, investment management and consulting businesses. The address of Putnam Investments Trust, Putnam Investments, LLC and each of the Putnam companies is One Post Office Square, Boston, Massachusetts 02109. The address of the executive offices of Marsh & McLennan Companies, Inc. is 1166 Avenue of the Americas, New York, New York 10036.

              LIMITATION OF TRUSTEE LIABILITY. The Agreement and Declaration of Trust of each fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.


              INDEPENDENT AUDITORS. KPMG LLP, 99 High Street, Boston, Massachusetts 02110, independent accountants, has been selected by the Trustees as the independent auditors of your fund for the current fiscal year. The Audit Committee of the Board of Trustees unanimously approved the selection of KPMG LLP in July 2000, and the Trustees unanimously approved such selection in July 2000. Among the country's preeminent accounting firms, this firm also serves as the auditor for various other funds in the Putnam family. It was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services and the competitiveness of its fees. A representative of the independent auditors is expected to be present at the meeting to make statements and to respond to appropriate questions.



              PricewaterhouseCoopers LLP, independent accountants, has previously served as the independent auditors of your fund. The change in audit firms reflects the Trustees' decision to continue their policy of having two audit firms serve the Putnam funds. In the past, the two firms were Price Waterhouse LLP and Coopers & Lybrand LLP. These firms merged in July, 1998. PricewaterhouseCoopers LLP resigned as independent auditors in July 2000. It has issued no report on the financial statements for either of the past two fiscal years containing an adverse opinion or a disclaimer of opinion, or that was qualified as to uncertainty, audit scope or accounting procedure. There were no disagreements between PricewaterhouseCoopers LLP and your fund on any matter of accounting principles and practices, financial statement disclosure, or auditing scope or procedure.

                                  --------------------------

              The following table sets forth the aggregate fees billed for professional services rendered by your fund's principal accountants for the most recent fiscal year:


                                                                Audit Fees   Financial Information
                                                                 for all      Systems Design and
                                                   Audit Fees  Putnam Funds   Implementation Fees   All Other Fees

                   -----------------------------------------------------------------------------------------------
                   Conv. Opp. and Income Trust      $31,000      $789,000           $      0          $1,338,000
                   Managed High Yield Trust         $29,000      $964,000           $      0          $1,116,000
                   Master Income Trust              $27,000      $626,000           $      0          $1,339,000
                   Tax-Free Health Care Fund        $21,000      $964,000           $      0          $1,117,000


   -----------------------------------------------------------------------------


              The fees disclosed in the table above under the caption "Audit Fees" are the aggregate fees billed for professional services rendered for the audit of your fund's annual financial statements for the most recent fiscal year. The fees disclosed under the caption "Audit Fees for All Putnam Funds" are the aggregate fees billed for professional services rendered for the audits of all Putnam funds for which your fund's independent accountants served as auditors for each such fund's most recent fiscal year ending on or before your fund's most recent fiscal year end. The fees disclosed under the captions "Financial Information Systems Design and Implementation Fees" and "All Other Fees" include fees billed for services, if any, rendered for your fund's most recent fiscal year to your fund, to Putnam Management, the fund's investment manager, and to any entity controlling, controlled by or under common control with Putnam Management that provides services to the fund.



              The Audit Committee is responsible for making recommendations to the Trustees as to the selection of your fund's auditors. The Audit Committee has also established a policy, in addition to other practices and requirements relating to the selection of the fund's auditors, that all non-audit services proposed to be performed by your fund's principal accountants for the fund, Putnam Management and certain related parties be considered and approved by the Audit Committee or by an authorized representative of the committee in advance of the provision of such services. This pre-clearance policy calls for the consideration, among other things, of whether the provision of the proposed services would be compatible with maintaining the independence of your fund's principal accountants. The provision of services covered in the table above under "Financial Information Systems Design and Implementation Fees" and "All Other Fees" was approved in accordance with such pre-clearance policy.



              AUDIT COMMITTEE. The members of the Audit Committee of your fund include only Trustees who are not "interested persons" of the fund or Putnam Management. Each member of the Audit Committee is "independent" as defined in Sections 303.01(B)(2)(a) and (3) of the listing standards of the New York Stock Exchange. The Trustees have adopted a written charter for the Audit Committee, a copy of which is attached to this Proxy Statement as APPENDIX A. The Audit Committee currently consists of Dr. Kennan and Messrs. Curtis and Stephens (Chairman). As of the end of each fund's last fiscal year, the Audit Committee consisted of Dr. Kennan, Messrs. Mullin and Stephens and Hans H. Estin. Mr. Estin retired from the Board of Trustees on June 30, 2001. During your fund's last fiscal year, the Audit Committee of the Putnam Funds met 7 times.


              The Audit Committee of your fund has submitted the following report:


              The Audit Committee has reviewed and discussed with management of your fund the audited financial statements for the last fiscal year. The Audit Committee has discussed with your fund's independent auditors the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires independent auditors to communicate to the Audit Committee matters including, if applicable: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates and (4) disagreements with management over the application of accounting principles and certain other matters. The Audit Committee has received the written disclosures and the letter from your fund's independent accountants required by Independence Standards Board Standard No. 1 (requiring auditors to make written disclosures to and discuss with the Audit Committee various matters relating to the auditor's independence), and has discussed with such accountants the independence of such accountants. Based on the foregoing review and discussions, the Audit Committee recommended to the Trustees that the audited financial statements for the last fiscal year be included in your fund's annual report to shareholders for the last fiscal year.



                                      Elizabeth T. Kennan
                                      John H. Mullin, III
                                      W. Thomas Stephens (Chairman)



              BOARD POLICY AND NOMINATING COMMITTEE. The Board Policy and Nominating Committee consists only of Trustees who are not "interested persons" of your fund or Putnam Management. The Board Policy and Nominating Committee currently consists of Dr. Kennan (Chairperson), Messrs. Hill, Patterson and Thorndike. During your fund's last fiscal year, the Board Policy and Nominating Committee of the Putnam Funds met 6 times.



              EXECUTIVE COMMITTEE. The Executive Committee currently consists of Ms. Baxter and Messrs. Hill (Chairman), Putnam, III, Stephens and Thorndike. During your fund's last fiscal year, the Executive Committee of the Putnam Funds met 3 times, except for Putnam Master Income Trust and Putnam Investment Grade Municipal Trust, during the last fiscal year of which the Executive Committee of the Putnam Funds met 2 times.



              OFFICERS AND OTHER INFORMATION. All of the officers of your fund are employees of Putnam Management or its affiliates. Because of their positions with Putnam Management or its affiliates or their ownership of stock of Marsh & McLennan Companies, Inc., the parent corporation of Putnam Investments Trust and indirectly of Putnam Investments, LLC, Putnam Management and Putnam Fiduciary Trust Company, Messrs. Putnam, III, Lasser and Smith (nominees for Trustees of your fund), as well as the officers of your fund, will benefit from the management fees, underwriting commissions, custodian fees, and investor servicing fees paid or allowed by the fund. In addition to George Putnam III and Lawrence J. Lasser, the officers of each fund are as follows:

              PUTNAM CONVERTIBLE OPPORTUNITIES AND INCOME TRUST


            Name (age)                      Year first            Five Year
            Office with                     elected to            Business
            the fund                          office               History

            -----------------------------------------------------------------------
            Charles E. Porter (62)             1989       Managing Director, Putnam
              EXECUTIVE VICE PRESIDENT,                   Investments and Putnam
              TREASURER & PRINCIPAL                       Management
              FINANCIAL OFFICER
            Patricia C. Flaherty (53)          1993       Senior Vice President,
              SENIOR VICE PRESIDENT                       Putnam Investments and
                                                          Putnam Management
            Michael T. Healy (43)              2000       Managing Director, Putnam
              SENIOR VICE PRESIDENT,                      Investor Services and
              ASSISTANT TREASURER                         Putnam Investments
              PRINCIPAL ACCOUNTING
              OFFICER
            Gordon H. Silver (53)              1990       Senior Managing Director,
              VICE PRESIDENT                              Putnam Investments and
                                                          Putnam Management
            Ian Ferguson (43)                  1997       Senior Managing Director,
              VICE PRESIDENT                              Putnam Investments and
                                                          Putnam Management
            James A. Polk* (38)                2001       Senior Vice President,
              VICE PRESIDENT                              Putnam Investments
            Dolores S. Bamford* (36)           2000       Senior Vice President,
              VICE PRESIDENT                              Putnam Investments
            Rosemary Thomsen* (40)             2000       Senior Vice President,
              VICE PRESIDENT                              Putnam Investments
            Richard A. Monaghan** (46)         1998       Managing Director, Putnam
              VICE PRESIDENT                              Investments, Putnam
                                                          Management and Putnam
                                                          Retail Management
            John R. Verani (61)                1988       Senior Vice President,
              VICE PRESIDENT                              Putnam Investments and
                                                          Putnam Management
            Edward T. Shadek (40)              1997       Managing Director, Putnam
              VICE PRESIDENT                              Investments and Putnam
                                                          Management
            Stephen Oristaglio (45)            1998       Senior Managing Director,
              VICE PRESIDENT                              Putnam Investments and
                                                          Putnam Management


   -----------------------------------------------------------------------------
              *The fund's portfolio manager
              **President of Putnam Retail Management

              PUTNAM MANAGED HIGH YIELD TRUST


            Name (age)                      Year first            Five Year
            Office with                     elected to            Business
            the fund                          office               History

            -----------------------------------------------------------------------
            Charles E. Porter (62)             1989       Managing Director, Putnam
              EXECUTIVE VICE PRESIDENT,                   Investments and Putnam
              TREASURER & PRINCIPAL                       Management
              FINANCIAL OFFICER
            Patricia C. Flaherty (53)          1993       Senior Vice President,
              SENIOR VICE PRESIDENT                       Putnam Investments and
                                                          Putnam Management
            Michael T. Healy (43)              2000       Managing Director, Putnam
              SENIOR VICE PRESIDENT,                      Investor Services and
              ASSISTANT TREASURER                         Putnam Investments
              PRINCIPAL ACCOUNTING
              OFFICER
            Gordon H. Silver (53)              1990       Senior Managing Director,
              VICE PRESIDENT                              Putnam Investments and
                                                          Putnam Management
            Ian Ferguson (43)                  1997       Senior Managing Director,
              VICE PRESIDENT                              Putnam Investments and
                                                          Putnam Management
            Rosemary Thomsen* (40)             2000       Senior Vice President,
              VICE PRESIDENT                              Putnam Investments
            Richard A. Monaghan** (46)         1998       Managing Director, Putnam
              VICE PRESIDENT                              Investments, Putnam
                                                          Management and Putnam
                                                          Retail Management
            John R. Verani (61)                1988       Senior Vice President,
              VICE PRESIDENT                              Putnam Investments and
                                                          Putnam Management
            Stephen Oristaglio (45)            1998       Senior Managing Director,
              VICE PRESIDENT                              Putnam Investments and
                                                          Putnam Management
            Kevin Cronin (39)                  2001       Managing Director, Putnam
              VICE PRESIDENT                              Investments and Putnam
                                                          Management
            Stephen Preacher (36)              2000       Managing Director, Putnam
              VICE PRESIDENT                              Investments and Putnam
                                                          Management


   -----------------------------------------------------------------------------
              *The fund's portfolio manager

              **President of Putnam Retail Management

              PUTNAM MASTER INCOME TRUST



            Name (age)                      Year first            Five Year
            Office with                     elected to            Business
            the fund                          office               History

            -----------------------------------------------------------------------
            Charles E. Porter (62)             1989       Managing Director, Putnam
              EXECUTIVE VICE PRESIDENT,                   Investments and Putnam
              TREASURER & PRINCIPAL                       Management
              FINANCIAL OFFICER
            Patricia C. Flaherty (53)          1993       Senior Vice President,
              SENIOR VICE PRESIDENT                       Putnam Investments and
                                                          Putnam Management
            Michael T. Healy (43)              2000       Managing Director, Putnam
              SENIOR VICE PRESIDENT,                      Investor Services and
              ASSISTANT TREASURER                         Putnam Investments
              PRINCIPAL ACCOUNTING
              OFFICER
            Gordon H. Silver (53)              1990       Senior Managing Director,
              VICE PRESIDENT                              Putnam Investments and
                                                          Putnam Management
            Ian Ferguson (43)                  1997       Senior Managing Director,
              VICE PRESIDENT                              Putnam Investments and
                                                          Putnam Management
            David Waldman* (34)                1998       Managing Director, Putnam
              VICE PRESIDENT                              Management.
                                                          Prior to June 1997,
                                                          Mr. Waldman was a
                                                          Portfolio Manager at
                                                          Lazard Freres.
            Richard A. Monaghan** (46)         1998       Managing Director, Putnam
              VICE PRESIDENT                              Investments, Putnam
                                                          Management and Putnam
                                                          Retail Management
            John R. Verani (61)                1988       Senior Vice President,
              VICE PRESIDENT                              Putnam Investments and
                                                          Putnam Management
            Stephen Oristaglio (45)            1998       Senior Managing Director,
              VICE PRESIDENT                              Putnam Investments and
                                                          Putnam Management
            Kevin Cronin (39)                  2000       Managing Director, Putnam
              VICE PRESIDENT                              Investments and Putnam
                                                          Management


   -----------------------------------------------------------------------------
              *The fund's portfolio manager
              **President of Putnam Retail Management

              PUTNAM TAX-FREE HEALTH CARE FUND



            Name (age)                      Year first            Five Year
            Office with                     elected to            Business
            the fund                          office               History

            -----------------------------------------------------------------------
            Charles E. Porter (62)             1989       Managing Director, Putnam
              EXECUTIVE VICE PRESIDENT,                   Investments and Putnam
              TREASURER & PRINCIPAL                       Management
              FINANCIAL OFFICER
            Patricia C. Flaherty (53)          1993       Senior Vice President,
              SENIOR VICE PRESIDENT                       Putnam Investments and
                                                          Putnam Management
            Michael T. Healy (43)              2000       Managing Director, Putnam
              SENIOR VICE PRESIDENT,                      Investor Services and
              ASSISTANT TREASURER                         Putnam Investments
              PRINCIPAL ACCOUNTING
              OFFICER
            Gordon H. Silver (53)              1990       Senior Managing Director,
              VICE PRESIDENT                              Putnam Investments and
                                                          Putnam Management
            Ian Ferguson (43)                  1997       Senior Managing Director,
              VICE PRESIDENT                              Putnam Investments and
                                                          Putnam Management
            Blake Anderson* (44)               1998       Managing Director, Putnam
              VICE PRESIDENT                              Investments
            Richard A. Monaghan** (46)         1998       Managing Director, Putnam
              VICE PRESIDENT                              Investments, Putnam
                                                          Management and Putnam
                                                          Retail Management
            John R. Verani (61)                1988       Senior Vice President,
              VICE PRESIDENT                              Putnam Investments and
                                                          Putnam Management
            Stephen Oristaglio (45)            1998       Senior Managing Director,
              VICE PRESIDENT                              Putnam Investments and
                                                          Putnam Management
            Jerome Jacobs (42)                 1996       Managing Director, Putnam
              VICE PRESIDENT                              Investments and Putnam
                                                          Management


   -----------------------------------------------------------------------------

              *The fund's portfolio manager


              **President of Putnam Retail Management

              ASSETS AND SHARES OUTSTANDING OF YOUR FUND AS OF JULY 2, 2001



                   NET ASSETS:

                   Putnam Convertible Opportunities and
                     Income Trust                               $70,353,476.56

                   Putnam Managed High Yield Trust              $69,472,531.92

                   Putnam Master Income Trust                  $367,623,639.27

                   Putnam Tax-Free Health Care Fund            $186,629,595.19

                   SHARES OUTSTANDING AND AUTHORIZED TO
                    VOTE:
                   Putnam Convertible Opportunities and
                     Income Trust                                    3,712,567   shares

                   Putnam Managed High Yield Trust                   7,507,107   shares

                   Putnam Master Income Trust                       53,095,749   shares

                   Putnam Tax-Free Health Care Fund                 13,807,168   shares

                   5% beneficial ownership
                   Putnam Convertible Opportunities and
                     Income Trust                                         None

                   Putnam Managed High Yield Trust                        None

                   Putnam Master Income Trust                             None

                   Putnam Tax-Free Health Care Fund                       None

APPENDIX A

              THE PUTNAM FUNDS
              AUDIT COMMITTEE CHARTER

              MISSION. The primary mission of the Audit Committee is to oversee matters relating to the preparation of the Funds' financial statements. The Committee will discharge this responsibility through oversight of management, the Funds' independent auditors and industry developments. The Committee and the Trustees shall have ultimate authority and responsibility, subject to the rights of shareholders where applicable, to select, evaluate and replace the Funds' independent auditors.

              COMPOSITION: The Committee will be comprised exclusively of Independent Trustees. The Committee shall have at least three members, who shall collectively satisfy the independence and expertise requirements of each exchange on which shares of one or more Putnam Funds are traded.

              ASSISTANCE. The Committee may seek the assistance of Fund Administration staff, the Funds' independent auditors and counsel, management and other parties as it may deem appropriate.

              ROLE OF INDEPENDENT AUDITORS. The Funds' independent auditors are ultimately accountable to the Trustees and the Committee.

              SPECIFIC DUTIES OF COMMITTEE. The duties of the Committee include:

              INDEPENDENT AUDITOR MATTERS

              - Recommending the selection of independent auditors and
                evaluating their performance

              - Recommending fees for independent auditors

              - Reviewing regular reports of independent auditors

              - Reviewing auditor independence

              - Reviewing and approving the scope of any special projects to be undertaken by independent auditors

              - Reviewing relationship of independent auditors with Funds and management, including activities outside Fund audits

              - Considering any weaknesses or deficiencies noted by independent auditors

              - Overseeing internal control reviews performed by independent auditors

              In performing their duties, the Committee shall be responsible for ensuring that the independent auditors submit on a periodic basis to the Committee a formal written statement delineating all relationships between the independent auditors and the Funds and that the Committee is responsible for actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and for recommending that the Trustees take appropriate action in response to the independent auditors' report to satisfy themselves of the independent auditors' independence.

              GENERAL MATTERS

              - Reviewing scope and adequacy of audits

              - Reviewing significant changes in tax and accounting policies

              - Reviewing nature of accounting and tax policies

              - Reviewing special matters impacting accounting issues

              OTHER MATTERS

              - Reviewing quality of internal accounting function

              - Reviewing regular reports of internal auditors and management

              - Reviewing matters relating to the Funds' Code of Ethics and
                Putnam Investments' Code of Ethics

              - Reassessing annually the adequacy of this Charter and recommend any proposed changes to the full Board of Trustees

              - Reviewing compliance matters

                      (This page intentionally left blank)

PUTNAMINVESTMENTS
      THE PUTNAM FUNDS
        ONE POST OFFICE SQUARE
        BOSTON, MASSACHUSETTS 02109
        TOLL-FREE 1-800-225-1581


                                                                      72582 7/01

IMPORTANT INFORMATION
FOR SHAREHOLDERS IN:
PUTNAM CALIFORNIA INVESTMENT GRADE MUNICIPAL TRUST
PUTNAM HIGH YIELD MUNICIPAL TRUST
PUTNAM INVESTMENT GRADE MUNICIPAL TRUST
PUTNAM MANAGED MUNICIPAL INCOME TRUST
PUTNAM MUNICIPAL BOND FUND
PUTNAM MUNICIPAL OPPORTUNITIES TRUST
PUTNAM NEW YORK INVESTMENT GRADE MUNICIPAL TRUST



      THE DOCUMENT YOU HOLD IN YOUR HANDS CONTAINS YOUR PROXY STATEMENT AND PROXY CARD. A PROXY CARD IS, IN ESSENCE, A BALLOT. WHEN YOU VOTE YOUR PROXY, IT TELLS US HOW TO VOTE ON YOUR BEHALF ON IMPORTANT ISSUES RELATING TO YOUR FUND. IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, WE'LL VOTE IT IN ACCORDANCE WITH THE TRUSTEES' RECOMMENDATIONS ON PAGE 4.


      WE URGE YOU TO SPEND A COUPLE OF MINUTES WITH THE PROXY STATEMENT, AND EITHER FILL OUT YOUR PROXY CARD AND RETURN IT TO US VIA THE MAIL, OR RECORD YOUR VOTING INSTRUCTIONS VIA THE INTERNET. WHEN SHAREHOLDERS DON'T RETURN THEIR PROXIES IN SUFFICIENT NUMBERS, WE HAVE TO INCUR THE EXPENSE OF FOLLOW-UP SOLICITATIONS, WHICH CAN COST YOUR FUND MONEY.

      WE WANT TO KNOW HOW YOU WOULD LIKE TO VOTE AND WELCOME YOUR COMMENTS. PLEASE TAKE A FEW MOMENTS WITH THESE MATERIALS AND RETURN YOUR PROXY TO US.

                                     [LOGO]

TABLE OF CONTENTS

A Message from the Chairman                     1
Notice of Shareholder Meeting                   2
Trustees' Recommendations                       4

PROXY CARD ENCLOSED

If you have any questions, please contact us at (1-800-225-1581) or call your financial advisor.
----------------------------------------------

A MESSAGE FROM THE CHAIRMAN

                                                         [photo of John A. Hill]

              Dear Shareholder:

              I am writing to you to ask for your vote on important questions that affect your fund. While you are, of course, welcome to join us at your fund's meeting, most shareholders cast their vote by either filling out and signing the enclosed proxy card or by voting via the Internet. Instructions are listed at the top of your proxy card. We are asking for your vote on the proposal fixing the number of Trustees and electing your fund's Trustees.


              Although we would like very much to have each shareholder attend his or her fund's meeting, we realize this may not be possible. Whether or not you plan to be present, we need your vote. We urge you to record your voting instructions on the Internet or complete, sign, and return the enclosed proxy card promptly. A postage-paid envelope is enclosed for mailing, and Internet voting instructions are listed at the top of your proxy card.

              I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not return their proxies, their fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.


              Your vote is important to us. We appreciate the time and consideration that I am sure you will give this important matter. If you have questions about the proposal, contact your financial adviser or call a Putnam customer service representative at 1-800-225-1581.


                                          Sincerely yours,

                                          /s/ John A. Hill
                                          ----------------------
                                          John A. Hill, Chairman

PUTNAM CALIFORNIA INVESTMENT GRADE
  MUNICIPAL TRUST
PUTNAM HIGH YIELD MUNICIPAL TRUST
PUTNAM INVESTMENT GRADE MUNICIPAL TRUST
PUTNAM MANAGED MUNICIPAL INCOME TRUST
PUTNAM MUNICIPAL BOND FUND
PUTNAM MUNICIPAL OPPORTUNITIES TRUST
PUTNAM NEW YORK INVESTMENT GRADE
  MUNICIPAL TRUST
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


   - THIS IS THE FORMAL AGENDA FOR YOUR FUND'S SHAREHOLDER MEETING. IT TELLS YOU WHAT MATTERS WILL BE VOTED ON AND THE TIME AND PLACE OF THE MEETING, IF YOU CAN ATTEND IN PERSON.

              To the Shareholders of:
              Putnam California Investment Grade Municipal Trust
              Putnam High Yield Municipal Trust
              Putnam Investment Grade Municipal Trust
              Putnam Managed Municipal Income Trust
              Putnam Municipal Bond Fund
              Putnam Municipal Opportunities Trust
              Putnam New York Investment Grade Municipal Trust


              The Annual Meeting of Shareholders of your fund will be held on October 11, 2001 at 11:00 a.m., Boston time, on the eighth floor of One Post Office Square, Boston, Massachusetts, to consider the following:


       1.     FIXING THE NUMBER OF TRUSTEES AND ELECTING TRUSTEES.

              By the Trustees
              John A. Hill, Chairman
              George Putnam, III, President

              Jameson A. Baxter
              Charles B. Curtis
              Ronald J. Jackson
              Paul L. Joskow
              Elizabeth T. Kennan
              Lawrence J. Lasser
              John H. Mullin, III
              Robert E. Patterson
              A.J.C. Smith
              W. Thomas Stephens
              W. Nicholas Thorndike

              WE URGE YOU TO MARK, SIGN, DATE, AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS VIA THE INTERNET SO YOU WILL BE REPRESENTED AT THE MEETING.
              August 13, 2001

PROXY STATEMENT

   - THIS DOCUMENT WILL GIVE YOU THE INFORMATION YOU NEED TO VOTE ON THE MATTERS LISTED ON THE PREVIOUS PAGE. MUCH OF THE INFORMATION IN THE PROXY STATEMENT IS REQUIRED UNDER RULES OF THE SECURITIES AND EXCHANGE COMMISSION ("SEC"); SOME OF IT IS TECHNICAL. IF THERE IS ANYTHING YOU DON'T UNDERSTAND, PLEASE CONTACT US AT OUR SPECIAL TOLL-FREE NUMBER, 1-800-225-1581 OR CALL YOUR FINANCIAL ADVISOR.

   - WHO IS ASKING FOR YOUR VOTE?


              THE ENCLOSED PROXY IS SOLICITED BY THE TRUSTEES OF PUTNAM CALIFORNIA INVESTMENT GRADE MUNICIPAL TRUST, PUTNAM HIGH YIELD MUNICIPAL TRUST, PUTNAM INVESTMENT GRADE MUNICIPAL TRUST, PUTNAM MANAGED MUNICIPAL INCOME TRUST, PUTNAM MUNICIPAL BOND FUND, PUTNAM MUNICIPAL OPPORTUNITIES TRUST, AND PUTNAM NEW YORK INVESTMENT GRADE MUNICIPAL TRUST, for use at the Annual Meeting of Shareholders of each fund to be held on October 11, 2001, and, if your fund's meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Annual Meeting (see previous page). The Notice of Meeting, the proxy and the Proxy Statement are being mailed on or about August 15, 2001.



   - HOW DO YOUR FUND'S TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE ON THIS PROPOSAL?


              The Trustees recommend that you vote

       1. FOR FIXING THE NUMBER OF TRUSTEES AS PROPOSED AND THE ELECTION OF ALL NOMINEES.

   - WHO IS ELIGIBLE TO VOTE?


              Shareholders of record at the close of business on July 20, 2001 are entitled to be present and to vote at the meeting or any adjourned meeting.



              Each share is entitled to one vote. Unless otherwise noted, the holders of your fund's preferred shares and holders of your fund's common shares will vote together as a single class. Shares represented by duly executed proxies will be voted in accordance with your instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Trustees' recommendations. If any other business is brought before your fund's meeting, your shares will be voted at the Trustees' discretion.



              Shareholders of each fund vote separately with respect to each proposal. The outcome of a vote affecting one fund does not affect any other fund.

THE PROPOSALS

       I.     ELECTION OF TRUSTEES

        - WHO ARE THE NOMINEES FOR TRUSTEES?

              The Board Policy and Nominating Committee of the Trustees of each fund makes recommendations concerning the Trustees of that fund. The Board Policy and Nominating Committee consists solely of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of your fund or of Putnam Investment Management, LLC, your fund's investment manager ("Putnam Management").


              The Board Policy and Nominating Committee of the Trustees of each fund recommends that the number of Trustees be fixed at thirteen and that you vote for the election of the nominees described below. Each nominee is currently a Trustee of your fund and of the other Putnam funds.



              Pursuant to the bylaws of your fund and the Investment Company Act of 1940, holders of the preferred shares of your fund, voting as a class, are entitled to elect two nominees for Trustees. The holders of the preferred shares and the common shares of your fund, voting together as a single class, are entitled to vote for the remaining 11 of the 13 nominees. Therefore, Messrs. Hill and Patterson have been nominated as Trustees to be elected by the holders of the preferred shares, while the other eleven Trustees have been nominated to be elected by the holders of the preferred shares and common shares voting together as a single class.


        - JAMESON ADKINS BAXTER

                                                [photo of Jameson Adkins Baxter]
              Ms. Baxter, born September 6, 1943, is the President of Baxter Associates, Inc., a management consulting and private investment firm that she founded in 1986. During that time,
              she was also a Vice President and Principal of the Regency
              Group, Inc. and a Consultant to First Boston Corporation, both of which are investment banking firms. From 1965 to 1986, Ms. Baxter held various positions in investment banking and corporate finance at First Boston.

              Ms. Baxter currently also serves as a Director of Banta Corporation, Ryerson Tull and ASHTA Chemicals, Inc. She is also the Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having previously served as Chairman for five years and as a Board member for thirteen years; an Honorary Trustee and past President of the Board of Trustees of the Emma Willard School; Member of the Board of Governors of Good Shepherd Hospital; and Chair of the National Center for Non-profit Boards. Ms. Baxter is a graduate of Mount Holyoke College.


        - CHARLES B. CURTIS


              [photo of Charles B. Curtis]

              Mr. Curtis, born April 27, 1940, is the President of NTI, a private foundation dedicated to reducing the threat from weapons of mass destruction. Mr. Curtis also serves as Senior


              Advisor to the United Nations Foundation.



              Mr. Curtis has over 15 years of law practice experience and 18 years in government service. He served as Under Secretary, and later, Deputy Secretary of Energy from February 1994 to May 1997. Mr. Curtis has held positions on the staff of the U.S. Treasury, the Securities and Exchange Commission, the U.S. House of Representatives, and the Federal Energy Regulatory Commission, which he chaired from 1977 to 1981. He is a current member of the Department of Defense's Policy Board, the Council on Foreign Relations, the Electric Power Research Institute Advisory Council, the Gas Technology Institute Board of Directors, the University of Chicago Board of Governors for Argonne National Laboratory, the EG&G Technology Services, Inc. Board of Directors, and the Environment and Natural Resources Program Steering Committee, John
              F. Kennedy School of Government, Harvard University.

              Mr. Curtis has B.S. and B.A. degrees from the University of Massachusetts - Amherst and a J.D. from the Boston University Law School.


        - JOHN A. HILL

                                                         [photo of John A. Hill]

              Mr. Hill, born January 31, 1942, is Chairman of the Trustees. He is the Vice-Chairman and Managing Director of First Reserve
                             Corporation, an investment advisor investing in com


              panies in the world-wide energy industry on behalf of institutional investors.



              Prior to acquiring First Reserve in 1983, Mr. Hill held executive positions with several investment advisory firms and various positions with the federal government, including Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration.



              Mr. Hill currently also serves as a Director of Devon Energy Corporation, an exploration and production company; TransMontaingne Oil Company, a refined oil product pipeline and distribution company; St. Lukes-Roosevelt Hospital of New York; Sarah Lawrence College; and various private companies controlled by First Reserve Corporation. He is currently active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill is a graduate of Southern Methodist University.


        - RONALD J. JACKSON

              [photo of Ronald J. Jackson]

              Mr. Jackson, born December 17, 1943, retired as Chairman of the Board, President and Chief Executive Officer of Fisher-
              Price, Inc., a major toy manufacturer, in 1993, a position which he held since 1990. He previously served as President and Chief Executive Officer of Stride-Rite, Inc., a manufacturer and distributor of footwear, from 1989 to 1990, and as President and Chief Executive Officer of Kenner Parker Toys, Inc., a major toy and game manufacturer, from 1985 to 1987. Prior to that, he held various financial and marketing positions at General Mills, Inc. from 1966 to 1985, including Vice President, Controller and Vice President of Marketing for

              Parker Brothers, a toy and game company, and President of Talbots, a retailer and direct marketer of women's apparel. Mr. Jackson is a graduate of Michigan State University Business School.

        - PAUL L. JOSKOW

                                                       [photo of Paul L. Joskow]

              Dr. Joskow, born June 30, 1947, is Elizabeth and James Killian Professor of Economics and Director of the Center for Energy and
                                   Environmental Policy Research at the Massachu


              setts Institute of Technology. He has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. Dr. Joskow currently serves as a Director of the National Grid Group, a UK based holding company with interests in electric power and telecommunications networks, State Farm Indemnity Company, an automobile insurance company, and the Whitehead Institute for Biomedical Research, a non-profit research institution. He has been President of the Yale University Council since 1993.

              Dr. Joskow is active on industry restructuring, environmental, energy, competition, and privatization policies and has served as an advisor to governments and corporations around the world.

              Dr. Joskow is a graduate of Cornell University and Yale University. He is a Fellow of the Econometric Society and the American Academy of Arts and Sciences.

        - ELIZABETH T. KENNAN

              [photo of Elizabeth T. Kennan]

              Dr. Kennan, born February 25, 1938, is President Emeritus of Mount Holyoke College. From 1978 through June 1995, she was President of Mount Holyoke College. From 1966 to 1978,


              she was on the faculty of Catholic University, where she taught history, published numerous articles, and directed the post-doctoral programs in Patristic and Medieval Studies.


              Dr. Kennan currently also serves as a director of Northeast Utilities, Talbots and Cambus-Kenneth Bloodstock, a corporation involved in thoroughbred horse breeding and farming. She is a member of The Folger Shakespeare Library Committee and a trustee of Franklin Pierce College.

              Dr. Kennan previously served as a director of Bell Atlantic Corporation, Chastain Real Estate and Kentucky Home Life Insurance. Active in various educational and civic associations, Dr. Kennan is a graduate of Mount Holyoke College, the University of Washington, and St. Hilda's College, Oxford University. She holds several honorary doctorates.

        - LAWRENCE J. LASSER*


              Mr. Lasser, born November 1, 1942, is a Vice President of your fund and each of the other Putnam funds. He has been the President, Chief Executive Officer and a Director of Putnam Investments, LLC and Putnam Management since 1985, having begun his career there in 1969.

              Mr. Lasser currently also serves as a Director of Marsh & McLennan Companies, Inc., the parent company of Putnam Management. He is a Member of the Board of Directors of the United Way of Massachusetts Bay, a Member of the Board of Governors of the Investment Company Institute, a Trustee of the Museum of Fine Arts, Boston, a Trustee and Member of the Finance and Executive Committees of the Beth Israel Deaconess Medical Center, Boston and a Member of the CareGroup Board of Managers Investment Committee, the Council on Foreign Relations, and the Commercial Club of Boston. Mr. Lasser is a graduate of Antioch College and Harvard Business School.

                                                  [photo of Lawrence J. Lassser]

              [photo of John H. Mullin, III]
        - JOHN H. MULLIN, III

              Mr. Mullin, born June 15, 1941, is Chairman and CEO of Ridgeway Farm, a limited liability company engaged in timber activities and farming. Prior to establishing Ridgeway Farm in 1989, Mr. Mullin was a Managing Director of Dillon, Read & Co. Inc., an investment banking firm.


              Mr. Mullin currently serves as a Director of Graphic Packaging International Corp., a company engaged in the manufacture of packaging products, Alex. Brown Realty, Inc., a real estate investment company, Progress Energy, Inc., a public utility company, and The Liberty Corporation, a company engaged in the broadcasting industry. Mr. Mullin previously served as a Director of Dillon, Read & Co. Inc., Adolph Coors Company, Crystal
              Brands, Inc., Fisher-Price, Inc., Mattel, Inc. and The Ryland Group, Inc. Mr. Mullin is a Trustee Emeritus of Washington & Lee University where he served as Chairman of the Investment Committee. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School at the University of Pennsylvania.

        - ROBERT E. PATTERSON

                                                  [photo of Robert E. Patterson]

              Mr. Patterson, born March 15, 1945, is the President and a Trustee of Cabot Industrial Trust, a publicly traded real estate investment trust. Prior to February, 1998 he was Executive


              Vice President and Director of Acquisitions of Cabot Partners Limited Partnership, a registered investment advisor which managed real estate investments for institutional investors. Prior to 1990, he was the Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc., the predecessor company of Cabot Partners. Prior to that, he was a Senior Vice President of the Beal Companies, a real estate management, investment and development company. He has also worked as an attorney and held various positions in state government, including the founding Executive Director of the Massachusetts Industrial Finance Agency.


              Mr. Patterson currently also serves as Chairman of the Joslin Diabetes Center, a Trustee of SEA Education Association and a Director of Brandywine Trust Company. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

        - GEORGE PUTNAM, III*

              [photo of George Putnam, III]

              Mr. Putnam, born August 10, 1951, is the President of your Fund and each of the other Putnam Funds. He is also President of New Generation Research, Inc., a publisher of finan cial advisory and other research services relating to bankrupt and distressed companies, and New Generation Advisers, Inc., a registered investment advisor which provides advice to private funds specializing in investments in such companies. Prior to founding New Generation in 1985, Mr. Putnam was an attorney with the Philadelphia law firm Dechert Price & Rhoads.


              Mr. Putnam currently also serves as a Director of The Boston Family Office, L.L.C., a registered investment advisor that provides financial advice to individuals and families. He is also a Trustee of the SEA Education Association and St. Mark's School. Mr. Putnam is a graduate of Harvard College, Harvard Business School and Harvard Law School.

        - A.J.C. SMITH*

                                                         [photo of A.J.C. Smith]

              Mr. Smith, born April 13, 1934, is a Director of Marsh & McLennan Companies, Inc. From May 1992 to November 1999, he served as the company's Chairman and Chief


              Executive Officer and from November 1999 to May 2000, he served as Chairman. He has been employed by Marsh & McLennan and related companies in various capacities since 1961. Mr. Smith is a Director of the Trident Corp.; a Trustee of the Carnegie Hall Society, the Central Park Conservancy, the Educational Broadcasting Corporation, the Economic Club of New York, and the U.S. Chamber of Commerce; a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University; and a Founder of the Museum of Scotland Society. He was educated in Scotland and is a Fellow of the Faculty of Actuaries in Edinburgh, a Fellow of the Canadian Institute of Actuaries, a Fellow of the Conference of Actuaries, an Associate of the Society of Actuaries, a Member of the American Academy of Actuaries, the International Actuarial Association and the International Association of Consulting Actuaries.


        - W. THOMAS STEPHENS

              [photo of W. Thomas Stephens]

              Mr. Stephens, born September 2, 1942, was, until 1999, the President and Chief Executive Officer of MacMillan Bloedel Limited, a forest products and building materials company. In


              1996, Mr. Stephens retired as Chairman of the Board of Directors, President and Chief Executive Officer of Johns Manville Corporation.



              Mr. Stephens serves as a Director for Mail-Well, a printing and envelope company, Qwest Communications, a communications company, Xcel Energy Incorporated, a public utility company, TransCanada Pipelines, and Norske Skog Canada, Inc., a paper manufacturer. Mr. Stephens has B.S. and M.S. degrees from the University of Arkansas.

        - W. NICHOLAS THORNDIKE

                                                [photo of W. Nicholas Thorndike]

              Mr. Thorndike, born March 28, 1933, serves as a Director of various corporations and charitable organizations, including,
                      Providence Journal Co., a newspaper publisher, and Courier


              Corporation, a book binding and printing company. He is also a Trustee of Cabot Industrial Trust and Northeastern University, a member of the Advisory Board of National Grid USA, an electric company, and an Honorary Trustee of Massachusetts General Hospital, where he previously served as chairman and president. Prior to December 1988, Mr. Thorndike was the Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis, a registered investment advisor that manages mutual funds and institutional assets. He also previously served as a Trustee of the Wellington Group of Funds (now The Vanguard Group) and was the Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.

              ----------------------------


              *Nominees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of your fund, Putnam Management, and Putnam Retail Management, Limited Partnership ("Putnam Retail Management"), the principal underwriter for all the open-end Putnam funds and an affiliate of Putnam Management. Messrs. Lasser, Putnam III and Smith are deemed "interested persons" by virtue of their positions as officers or affiliates of your fund, or directors of Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam Management and Putnam Retail Management.


              The balance of the nominees are not "interested persons."

              Except as indicated above, the principal occupations and business experience of the nominees for the last five years have been with the employers indicated, although in some cases they have held different positions with those employers.


              All the nominees were elected by the shareholders in October 2000, other than Mr. Curtis, who was elected by the Board of Trustees effective July 1, 2001. The 11 nominees for election as Trustees by the holders of common and preferred shares, voting as a single class, at the shareholder meeting of your fund who receive the greatest number of votes from the preferred and common shareholders will be elected as Trustees of your fund. In addition, the 2 nominees for election as Trustees by the preferred shareholders, voting as a single class, at the shareholder meeting of your fund who receive the greatest number of votes from the preferred shareholders will be elected as Trustees of your fund. The Trustees serve until their successors are elected and qualified. Each of the nominees has agreed to serve as a Trustee if elected. If any of the nominees is unavailable for election at the time of the meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may fix the number of Trustees at less than 13 for your fund.


              The address for each of the current Trustees and each of the nominees is One Post Office Square, Boston, Massachusetts 02109.

   - WHAT ARE THE TRUSTEES' RESPONSIBILITIES?


              Your fund's Trustees are responsible for the general oversight of your fund's affairs and for assuring that your fund is managed in the best interests of its shareholders. The Trustees regularly review your fund's investment performance as well as the quality of other services provided to your fund and its shareholders by Putnam Management and its affiliates, including administration, custody, and shareholder servicing. At least annually, the Trustees review and evaluate the fees and operating expenses paid by your fund for these services and negotiate changes that they deem appropriate. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by your fund's auditors, counsel and other experts as appropriate, selected by and responsible to the Trustees.


              Your fund's Trustees have determined that the efficient conduct of your fund's affairs makes it desirable to delegate responsibility for certain specific matters to committees of the board. Certain committees (the Executive Committee, Distributions Committee and Audit Committee) are authorized to act for the Trustees as specified in their charters. The other committees review and evaluate matters specified in their charters and make recommendations to the Trustees as they deem appropriate. Each committee may utilize the resources of your fund's independent staff, counsel and auditors as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. The membership and chairman of each committee are appointed by the Trustees upon recommendation of the Board Policy and Nominating Committee.

              The Investment Company Act of 1940 requires that your fund have a minimum proportion of trustees who are not affiliated in any way with your fund's investment manager, principal underwriter from time to time or any broker-dealer. These independent trustees must vote separately to approve all financial arrangements and other agreements with your fund's investment manager and other affiliated parties. The role of independent trustees has been characterized as that of a "watchdog" charged with oversight to protect shareholders' interests against overreaching and abuse by those who are in a position to control or influence a fund. The Trustees of your fund believe that independent trustees should represent at least two-thirds of the members of the board. Your fund's independent trustees meet regularly as a group in executive session.

   - HOW LARGE A STAKE DO THE TRUSTEES HAVE IN THE PUTNAM FAMILY OF FUNDS?

              The Trustees believe each Trustee should have a significant investment in the Putnam funds. This table shows the value of their holdings in the Putnam funds.


                   Each Trustee               over $100,000
                   Trustees as a group     over $31,000,000



              The Trustees allocate their investments among the approximately 124 Putnam funds based on their own investment needs. The table below shows each Trustee's current investment in each fund.

                                                               Putnam                                          Putnam
                                               Putnam        California                        Putnam         New York
                                                High         Investment        Putnam        Municipal       Investment
                             Year first        Yield           Grade         Municipal        Opportu-         Grade
                             elected as      Municipal       Municipal          Bond           nities        Municipal
                             Trustee of        Trust           Trust            Fund           Trust           Trust
                             the Putnam        (# of           (# of           (# of           (# of           (# of
Trustees                       funds         shares)(1)      shares)(1)      shares)(1)      shares)(1)      shares)(1)

-------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter                 1994            129             126           2,878             128             125
Charles B. Curtis                 2001            100             100             100             100             100
John A. Hill                      1985            100             100             200             100             100
Ronald J. Jackson                 1996            200             200             400             200             200
Paul L. Joskow                    1997            100             100             200             100             100
Elizabeth T. Kennan               1992            162             165             311             172             157
Lawrence J. Lasser                1992            100             100             200             100             100
John H. Mullin, III               1997            100             100             200             100             100
Robert E. Patterson               1984          6,800             100             300             100             100
George Putnam, III                1984            300             500           1,000             500             500
A.J.C. Smith                      1986            200             200             400             200             200
W. Thomas Stephens                1997            100             100             200             100             100
W. Nicholas Thorndike             1992            198             163             316             171             162


                               Putnam          Putnam
                              Managed        Investment
                             Municipal         Grade
                               Income        Municipal
                               Trust           Trust
                               (# of           (# of
Trustees                     shares)(1)      shares)(1)

Jameson A. Baxter                 129             129
Charles B. Curtis                 100             100
John A. Hill                      100             100
Ronald J. Jackson                 200             200
Paul L. Joskow                    100             100
Elizabeth T. Kennan               165             164
Lawrence J. Lasser                100             100
John H. Mullin, III               100             100
Robert E. Patterson               300             300
George Putnam, III                300             300
A.J.C. Smith                      200             200
W. Thomas Stephens                100             100
W. Nicholas Thorndike             203             201


--------------------------------------------------------------------------------
(1) Except as otherwise noted, each trustee has sole voting power and sole investment power with respect to his or her shares of your fund.

(2) Includes shares over which the Trustee has shared investment and shared voting power.



    The Trustees ownership is based on beneficial ownership as of July 23, 2001. The value of shares owned by the Trustees has been determined as of June 30, 2001. None of the Trustees owns any of your fund's preferred shares.



    As of July 23, 2001, the Trustees and officers of Putnam California Investment Grade Municipal Trust, Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust and Putnam New York Investment Grade Municipal Trust owned a total of 2,054, 8,589, 2,094, 2,097, 6,705, 2,071 and 2,044 shares respectively, comprising less than 1% of the outstanding shares of such fund on that date.

   - WHAT ARE SOME OF THE WAYS IN WHICH THE TRUSTEES REPRESENT SHAREHOLDER INTERESTS?

              The Trustees believe that, as substantial investors in the Putnam funds, their interests are closely aligned with those of individual shareholders. Among other ways, the Trustees seek to represent shareholder interests:

              - by carefully reviewing your fund's investment performance on an individual basis with your fund's managers;

              - by also carefully reviewing the quality of the various other services provided to the funds and their shareholders by Putnam Management and its affiliates;

              - by discussing with senior management of Putnam Management steps being taken to address any performance deficiencies;

              - by conducting an in-depth review of the fees paid by each fund and by negotiating with Putnam Management to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing Putnam Management sufficient resources to continue to provide high quality services in the future;

              - by reviewing brokerage costs and fees, allocations among brokers, soft dollar expenditures and similar expenses of each fund;

              - by monitoring potential conflicts between the funds and Putnam
                Management and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders; and

              - by also monitoring potential conflicts among funds to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

   - HOW OFTEN DO THE TRUSTEES MEET?


              The Trustees meet each month (except August) over a two-day period to review the operations of your fund and of the other Putnam funds. A portion of these meetings is devoted to meetings of various committees of the board which focus on particular matters. These currently include: the Contract Committee, which reviews all the contractual arrangements with Putnam Management and its affiliates; the Communication, Service and Marketing Committee, which reviews the quality of services provided by your fund's investor servicing agent and custodian; the Brokerage and Custody Committee, which reviews matters relating to custody of securities, best execution, brokerage costs and allocations and new investment techniques; the Audit Committee, which reviews procedures for the valuation of securities, the fund's accounting policies and the adequacy of internal controls and supervises the engagement of the fund's auditors; the Executive Committee, which establishes annual and ongoing goals, objectives and priorities for the Trustees and reviews the compensation of the Trustees and their administrative staff; the Board Policy and Nominating Committee, which reviews the conduct of the fund's legal affairs, evaluates and recommends candidates for election as Trustees and recommends the appointment of members and chairs each board committee; the Distributions and Closed-End Funds Committee, which is responsible for reviewing special issues applicable to closed-end funds; and the Pricing Committee, which reviews procedures for the valuation of securities.


              Each Trustee generally attends at least two formal committee meetings during each regular meeting of the Trustees. During 2000, the average Trustee participated in approximately 40 committee and board meetings. In addition, the Trustees meet in small groups with Chief Investment Officers and Portfolio Managers to review recent performance and the current investment climate for selected funds. These meetings ensure that each fund's performance is reviewed in detail at least twice a year. The Contract Committee typically meets on several additional occasions during the year to carry out its responsibilities. Other committees, including an Executive Committee, may also meet on special occasions as the need arises.

   - WHAT ARE THE TRUSTEES PAID FOR THEIR SERVICES?


              Each Trustee of your fund receives a fee for his or her services. Each Trustee also receives fees for serving as Trustee of the other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of Trustees not affiliated with Putnam Management, estimates that Committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least three business days per Trustee meeting. The following table shows the fees paid to each Trustee by your fund for its most recent fiscal year and the fees paid to each Trustee by all of the Putnam funds during calendar year 2000:

              PUTNAM CALIFORNIA INVESTMENT GRADE MUNICIPAL TRUST
                COMPENSATION TABLE


                                                                                            Estimated
                                                                       Pension or            annual
                                                                       retirement           benefits
                                                                        benefits            from all
                                                      Aggregate        accrued as            Putnam
                                                     compensation       part of               funds
                                                       from the           fund                upon
                   Trustees/Year                       fund(1)          expenses          retirement(2)

                   -----------------------------------------------------------------------------------------
                   Jameson A. Baxter/1994                $475             $114              $100,000
                   Charles B. Curtis(9)                    --               --               100,000
                   Hans H. Estin/1972(10)                 476              244               100,000
                   John A. Hill/1985(5)(8)                487              154               200,000
                   Ronald J. Jackson/1996                 475              145               100,000
                   Paul L. Joskow/1997                    475               78               100,000
                   Elizabeth T. Kennan/1992               473              168               100,000
                   Lawrence J. Lasser/1992(7)             258              108                92,500
                   John H. Mullin, III/1997               472              117               100,000
                   Robert E. Patterson/1984               475               85               100,000
                   William F. Pounds/1971(5)(6)           262              192               111,000
                   George Putnam/1957(6)                  258              159                92,834
                   George Putnam, III/1984(8)             480               67               150,000
                   A.J.C. Smith/1986(7)                   255              176                91,833
                   W. Thomas Stephens/1997                471              109               100,000
                   W. Nicholas Thorndike/1992             467              235               100,000


                                                             Total
                                                         compensation
                                                           from all
                   Trustees/Year                        Putnam funds(3)
                   -----------------------------------------------------
                   Jameson A. Baxter/1994                 $200,000(4)
                   Charles B. Curtis(9)                         --
                   Hans H. Estin/1972(10)                  200,500
                   John A. Hill/1985(5)(8)                 269,000(4)
                   Ronald J. Jackson/1996                  200,000(4)
                   Paul L. Joskow/1997                     200,000(4)
                   Elizabeth T. Kennan/1992                199,500
                   Lawrence J. Lasser/1992(7)              107,000
                   John H. Mullin, III/1997                199,000(4)
                   Robert E. Patterson/1984                200,000
                   William F. Pounds/1971(5)(6)            127,000
                   George Putnam/1957(6)                   107,000
                   George Putnam, III/1984(8)              225,000
                   A.J.C. Smith/1986(7)                    106,000
                   W. Thomas Stephens/1997                 198,500(4)
                   W. Nicholas Thorndike/1992              197,000


   -----------------------------------------------------------------------------

               (1) Includes an annual retainer and an attendance fee for each meeting attended.



               (2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2000.



               (3) As of December 31, 2000, there were 124 funds in the Putnam family.



               (4) Includes compensation deferred pursuant to a Trustee
                   Compensation Deferral Plan.



               (5) Includes additional compensation for services through
                   June 30, 2000.



               (6) Reflects retirement from the Board of Trustees of the Putnam funds on June 30, 2000.

               (7) Commencing July 1, 2000, Marsh & McLennan Companies, Inc.,
                   compensates Mr. Lasser and Mr. Smith for their services as Trustees. The estimated annual retirement benefits and related fund expenses shown in this table for Messrs. Lasser and Smith reflect benefits earned under the Funds' retirement plan prior to that date.



               (8) Includes additional compensation for services commencing
                   July 1, 2000.



               (9) Mr. Curtis was elected by the Board of Trustees of the Putnam funds as Trustee effective July 1, 2001.



              (10) Reflects retirement from the Board of Trustees of the Putnam funds on June 30, 2001.

              PUTNAM HIGH YIELD MUNICIPAL TRUST
                COMPENSATION TABLE


                                                                                            Estimated
                                                                       Pension or            annual
                                                                       retirement           benefits
                                                                        benefits            from all
                                                      Aggregate        accrued as            Putnam
                                                     compensation       part of               funds
                                                       from the           fund                upon
                   Trustees/Year                       fund(1)          expenses          retirement(2)

                   -----------------------------------------------------------------------------------------
                   Jameson A. Baxter/1994                $662             $160              $100,000
                   Charles B. Curtis(9)                    --               --               100,000
                   Hans H. Estin/1972(10)                 664              345               100,000
                   John A. Hill/1985(5)(8)                701              207               200,000
                   Ronald J. Jackson/1996                 662              209               100,000
                   Paul L. Joskow/1997                    662              106               100,000
                   Elizabeth T. Kennan/1992               661              235               100,000
                   Lawrence J. Lasser/1992(7)             363              158                92,500
                   John H. Mullin, III/1997               659              159               100,000
                   Robert E. Patterson/1984               662              120               100,000
                   William F. Pounds/1971(5)(6)           375              304               111,000
                   George Putnam/1957(6)                  363              252                92,834
                   George Putnam, III/1984(8)             678               92               150,000
                   A.J.C. Smith/1986(7)                   360              250                91,833
                   W. Thomas Stephens/1997                658              149               100,000
                   W. Nicholas Thorndike/1992             653              330               100,000


                                                             Total
                                                         compensation
                                                           from all
                   Trustees/Year                        Putnam funds(3)
                   -----------------------------------------------------------------------------------
                   Jameson A. Baxter/1994                 $200,000(4)
                   Charles B. Curtis(9)                         --
                   Hans H. Estin/1972(10)                  200,500
                   John A. Hill/1985(5)(8)                 269,000(4)
                   Ronald J. Jackson/1996                  200,000(4)
                   Paul L. Joskow/1997                     200,000(4)
                   Elizabeth T. Kennan/1992                199,500
                   Lawrence J. Lasser/1992(7)              107,000
                   John H. Mullin, III/1997                199,000(4)
                   Robert E. Patterson/1984                200,000
                   William F. Pounds/1971(5)(6)            127,000
                   George Putnam/1957(6)                   107,000
                   George Putnam, III/1984(8)              225,000
                   A.J.C. Smith/1986(7)                    106,000
                   W. Thomas Stephens/1997                 198,500(4)
                   W. Nicholas Thorndike/1992              197,000


   -----------------------------------------------------------------------------
               (1) Includes an annual retainer and an attendance fee for each meeting attended.

               (2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2000.

               (3) As of December 31, 2000, there were 124 funds in the Putnam family.


               (4) Includes compensation deferred pursuant to a Trustee
                   Compensation Deferral Plan.


               (5) Includes additional compensation for services through
                   June 30, 2000.

               (6) Reflects retirement from the Board of Trustees of the Putnam funds on June 30, 2000.

               (7) Commencing July 1, 2000, Marsh & McLennan Companies, Inc.,
                   compensates Mr. Lasser and Mr. Smith for their services as Trustees. The estimated annual retirement benefits and related fund expenses shown in this table for Messrs. Lasser and Smith reflect benefits earned under the Funds' retirement plan prior to that date.

               (8) Includes additional compensation for services commencing
                   July 1, 2000.


               (9) Mr. Curtis was elected by the Board of Trustees of the Putnam funds as Trustee effective July 1, 2001.



              (10) Reflects retirement from the Board of Trustees of the Putnam funds on June 30, 2001.

              PUTNAM INVESTMENT GRADE MUNICIPAL TRUST
                COMPENSATION TABLE


                                                                                            Estimated
                                                                       Pension or            annual
                                                                       retirement           benefits
                                                                        benefits            from all
                                                      Aggregate        accrued as            Putnam
                                                     compensation       part of               funds
                                                       from the           fund                upon
                   Trustees/Year                       fund(1)          expenses          retirement(2)

                   -----------------------------------------------------------------------------------------
                   Jameson A. Baxter/1994                $666             $154              $100,000
                   Charles B. Curtis(9)                    --               --               100,000
                   Hans H. Estin/1972(10)                 668              343               100,000
                   John A. Hill/1985(5)(8)                715              174               200,000
                   Ronald J. Jackson/1996                 666              219               100,000
                   Paul L. Joskow/1997                    666               90               100,000
                   Elizabeth T. Kennan/1992               665              228               100,000
                   Lawrence J. Lasser/1992(7)             363              174                92,500
                   John H. Mullin, III/1997               663              135               100,000
                   Robert E. Patterson/1984               666              118               100,000
                   William F. Pounds/1971(5)(6)           378              399               111,000
                   George Putnam/1957(6)                  363              333                92,834
                   George Putnam, III/1984(8)             685               80               150,000
                   A.J.C. Smith/1986(7)                   360              252                91,833
                   W. Thomas Stephens/1997                661              127               100,000
                   W. Nicholas Thorndike/1992             656              320               100,000


                                                             Total
                                                         compensation
                                                           from all
                   Trustees/Year                        Putnam funds(3)
                   -----------------------------------------------------------------------------------------
                   Jameson A. Baxter/1994                 $200,000(4)
                   Charles B. Curtis(9)                         --
                   Hans H. Estin/1972(10)                  200,500
                   John A. Hill/1985(5)(8)                 269,000(4)
                   Ronald J. Jackson/1996                  200,000(4)
                   Paul L. Joskow/1997                     200,000(4)
                   Elizabeth T. Kennan/1992                199,500
                   Lawrence J. Lasser/1992(7)              107,000
                   John H. Mullin, III/1997                199,000(4)
                   Robert E. Patterson/1984                200,000
                   William F. Pounds/1971(5)(6)            127,000
                   George Putnam/1957(6)                   107,000
                   George Putnam, III/1984(8)              225,000
                   A.J.C. Smith/1986(7)                    106,000
                   W. Thomas Stephens/1997                 198,500(4)
                   W. Nicholas Thorndike/1992              197,000


   -----------------------------------------------------------------------------

               (1) Includes an annual retainer and an attendance fee for each meeting attended.



               (2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2000.



               (3) As of December 31, 2000, there were 124 funds in the Putnam family.



               (4) Includes compensation deferred pursuant to a Trustee
                   Compensation Deferral Plan.



               (5) Includes additional compensation for services through
                   June 30, 2000.



               (6) Reflects retirement from the Board of Trustees of the Putnam funds on June 30, 2000.

               (7) Commencing July 1, 2000, Marsh & McLennan Companies, Inc.,
                   compensates Mr. Lasser and Mr. Smith for their services as Trustees. The estimated annual retirement benefits and related fund expenses shown in this table for Messrs. Lasser and Smith reflect benefits earned under the Funds' retirement plan prior to that date.



               (8) Includes additional compensation for services commencing
                   July 1, 2000.



               (9) Mr. Curtis was elected by the Board of Trustees of the Putnam funds as Trustee effective July 1, 2001.



              (10) Reflects retirement from the Board of Trustees of the Putnam funds on June 30, 2001.

              PUTNAM MANAGED MUNICIPAL INCOME TRUST
                COMPENSATION TABLE


                                                                                            Estimated
                                                                       Pension or            annual
                                                                       retirement           benefits
                                                                        benefits            from all
                                                      Aggregate        accrued as            Putnam
                                                     compensation       part of               funds
                                                       from the           fund                upon
                   Trustees/Year                       fund(1)          expenses          retirement(2)

                   -----------------------------------------------------------------------------------------
                   Jameson A. Baxter/1994                $703             $164              $100,000
                   Charles B. Curtis(9)                    --               --               100,000
                   Hans H. Estin/1972(10)                 704              368               100,000
                   John A. Hill/1985(5)(8)                791              187               200,000
                   Ronald J. Jackson/1996                 703              229               100,000
                   Paul L. Joskow/1997                    703               93               100,000
                   Elizabeth T. Kennan/1992               701              243               100,000
                   Lawrence J. Lasser/1992(7)             386              186                92,500
                   John H. Mullin, III/1997               699              139               100,000
                   Robert E. Patterson/1984               703              126               100,000
                   William F. Pounds/1971(5)(6)           413              426               111,000
                   George Putnam/1957(6)                  386              359                92,834
                   George Putnam, III/1984(8)             736               86               150,000
                   A.J.C. Smith/1986(7)                   383              269                91,833
                   W. Thomas Stephens/1997                697              130               100,000
                   W. Nicholas Thorndike/1992             692              341               100,000


                                                             Total
                                                         compensation
                                                           from all
                   Trustees/Year                        Putnam funds(3)
                   -----------------------------------------------------------------------------------------
                   Jameson A. Baxter/1994                 $200,000(4)
                   Charles B. Curtis(9)                         --
                   Hans H. Estin/1972(10)                  200,500
                   John A. Hill/1985(5)(8)                 269,000(4)
                   Ronald J. Jackson/1996                  200,000(4)
                   Paul L. Joskow/1997                     200,000(4)
                   Elizabeth T. Kennan/1992                199,500
                   Lawrence J. Lasser/1992(7)              107,000
                   John H. Mullin, III/1997                199,000(4)
                   Robert E. Patterson/1984                200,000
                   William F. Pounds/1971(5)(6)            127,000
                   George Putnam/1957(6)                   107,000
                   George Putnam, III/1984(8)              225,000
                   A.J.C. Smith/1986(7)                    106,000
                   W. Thomas Stephens/1997                 198,500(4)
                   W. Nicholas Thorndike/1992              197,000


   -----------------------------------------------------------------------------

               (1) Includes an annual retainer and an attendance fee for each meeting attended.



               (2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2000.



               (3) As of December 31, 2000, there were 124 funds in the Putnam family.



               (4) Includes compensation deferred pursuant to a Trustee
                   Compensation Deferral Plan. The total amounts of deferred compensation payable by the fund to Mr. Hill, Mr. Jackson, Mr. Joskow, Mr. Mullin, and Mr. Stephens as of April 30, 2001 were $9,533, $5,244, $814, $2,542 and $1,910, respectively, including income earned on such amounts.



               (5) Includes additional compensation for services through
                   June 30, 2000.

               (6) Reflects retirement from the Board of Trustees of the Putnam funds on June 30, 2000.



               (7) Commencing July 1, 2000, Marsh & McLennan Companies, Inc.,
                   compensates Mr. Lasser and Mr. Smith for their services as Trustees. The estimated annual retirement benefits and related fund expenses shown in this table for Messrs. Lasser and Smith reflect benefits earned under the Funds' retirement plan prior to that date.



               (8) Includes additional compensation for services commencing
                   July 1, 2000.



               (9) Mr. Curtis was elected by the Board of Trustees of the Putnam funds as Trustee effective July 1, 2001.



              (10) Reflects retirement from the Board of Trustees of the Putnam funds on June 30, 2001.

              PUTNAM MUNICIPAL BOND FUND
                COMPENSATION TABLE


                                                                                                    Estimated
                                                                           Pension or                annual
                                                                           retirement               benefits
                                                                            benefits                from all
                                                      Aggregate            accrued as                Putnam
                                                     compensation           part of                   funds
                                                       from the               fund                    upon
                   Trustees/Year                     fund(1)(11)          expenses(11)            retirement(2)

                   -------------------------------------------------------------------------------------------------
                   Jameson A. Baxter/1994               $1,137                $310                  $100,000
                   Charles B. Curtis(9)                     --                  --                   100,000
                   Hans H. Estin/1972(10)                1,139                 648                   100,000
                   John A. Hill/1985(5)(8)               1,181                 471                   200,000
                   Ronald J. Jackson/1996                1,137                 353                   100,000
                   Paul L. Joskow/1997                   1,137                 231                   100,000
                   Elizabeth T. Kennan/1992              1,133                 455                   100,000
                   Lawrence J. Lasser/1992(7)              624                 171                    92,500
                   John H. Mullin, III/1997(5)           1,130                 347                   100,000
                   Robert E. Patterson/1984              1,137                 228                   100,000
                   William F. Pounds/1971(5)(6)            638                 313                   111,000
                   George Putnam/1957(6)                   624                 260                    92,834
                   George Putnam, III/1984(8)            1,155                 201                   150,000
                   A.J.C. Smith/1986(7)                    617                 274                    91,833
                   W. Thomas Stephens/1997               1,126                 324                   100,000
                   W. Nicholas Thorndike/1992            1,118                 639                   100,000


                                                             Total
                                                         compensation
                                                           from all
                   Trustees/Year                        Putnam funds(3)
                   -------------------------------------------------------------------------------------------------
                   Jameson A. Baxter/1994                 $200,000(4)
                   Charles B. Curtis(9)                         --
                   Hans H. Estin/1972(10)                  200,500
                   John A. Hill/1985(5)(8)                 269,000(4)
                   Ronald J. Jackson/1996                  200,000(4)
                   Paul L. Joskow/1997                     200,000(4)
                   Elizabeth T. Kennan/1992                199,500
                   Lawrence J. Lasser/1992(7)              107,000
                   John H. Mullin, III/1997(5)             199,000(4)
                   Robert E. Patterson/1984                200,000
                   William F. Pounds/1971(5)(6)            127,000
                   George Putnam/1957(6)                   107,000
                   George Putnam, III/1984(8)              225,000
                   A.J.C. Smith/1986(7)                    106,000
                   W. Thomas Stephens/1997                 198,500(4)
                   W. Nicholas Thorndike/1992              197,000


   -----------------------------------------------------------------------------

               (1) Includes an annual retainer and an attendance fee for each meeting attended.



               (2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2000.



               (3) As of December 31, 2000, there were 124 funds in the Putnam family.



               (4) Includes compensation deferred pursuant to a Trustee
                   Compensation Deferral Plan.



               (5) Includes additional compensation for services through
                   June 30, 2000.



               (6) Reflects retirement from the Board of Trustees of the Putnam funds on June 30, 2000.

               (7) Commencing July 1, 2000, Marsh & McLennan Companies, Inc.,
                   compensates Mr. Lasser and Mr. Smith for their services as Trustees. The estimated annual retirement benefits and related fund expenses shown in this table for Messrs. Lasser and Smith reflect benefits earned under the Funds' retirement plan prior to that date.



               (8) Includes additional compensation for services commencing
                   July 1, 2000.



               (9) Mr. Curtis was elected by the Board of Trustees of the Putnam funds as Trustee effective July 1, 2001.



              (10) Reflects retirement from the Board of Trustees of the Putnam funds on June 30, 2001.



              (11) Represents amounts paid or accrued by Putnam Investment Grade
                   Municipal Trust II during its fiscal year ended April 30, 2001, plus amounts paid or accrued by Putnam Investment Grade Municipal Trust III during the same period. Effective
                   July 23, 2001, those two funds were combined, with the surviving fund being renamed Putnam Municipal Bond Fund.

              PUTNAM MUNICIPAL OPPORTUNITIES TRUST
                COMPENSATION TABLE


                                                                                            Estimated
                                                                       Pension or            annual
                                                                       retirement           benefits
                                                                        benefits            from all
                                                      Aggregate        accrued as            Putnam
                                                     compensation       part of               funds
                                                       from the           fund                upon
                   Trustees/Year                       fund(1)          expenses          retirement(2)

                   -----------------------------------------------------------------------------------------
                   Jameson A. Baxter/1994                $662             $161              $100,000
                   Charles B. Curtis(9)                    --               --               100,000
                   Hans H. Estin/1972(10)                 664              344               100,000
                   John A. Hill/1985(5)(8)                707              217               200,000
                   Ronald J. Jackson/1996                 662              204               100,000
                   Paul L. Joskow/1997                    662              110               100,000
                   Elizabeth T. Kennan/1992               661              237               100,000
                   Lawrence J. Lasser/1992(7)             363              153                92,500
                   John H. Mullin, III/1997               659              165               100,000
                   Robert E. Patterson/1984               662              120               100,000
                   William F. Pounds/1971(5)(6)           377              271               111,000
                   George Putnam/1957(6)                  363              224                92,834
                   George Putnam, III/1984(8)             680               95               150,000
                   A.J.C. Smith/1986(7)                   360              248                91,833
                   W. Thomas Stephens/1997                658              154               100,000
                   W. Nicholas Thorndike/1992             653              332               100,000


                                                             Total
                                                         compensation
                                                           from all
                   Trustees/Year                        Putnam funds(3)
                   -----------------------------------------------------------------------------------------
                   Jameson A. Baxter/1994                 $200,000(4)
                   Charles B. Curtis(9)                         --
                   Hans H. Estin/1972(10)                  200,500
                   John A. Hill/1985(5)(8)                 269,000(4)
                   Ronald J. Jackson/1996                  200,000(4)
                   Paul L. Joskow/1997                     200,000(4)
                   Elizabeth T. Kennan/1992                199,500
                   Lawrence J. Lasser/1992(7)              107,000
                   John H. Mullin, III/1997                199,000(4)
                   Robert E. Patterson/1984                200,000
                   William F. Pounds/1971(5)(6)            127,000
                   George Putnam/1957(6)                   107,000
                   George Putnam, III/1984(8)              225,000
                   A.J.C. Smith/1986(7)                    106,000
                   W. Thomas Stephens/1997                 198,500(4)
                   W. Nicholas Thorndike/1992              197,000


   -----------------------------------------------------------------------------

               (1) Includes an annual retainer and an attendance fee for each meeting attended.



               (2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2000.



               (3) As of December 31, 2000, there were 124 funds in the Putnam family.



               (4) Includes compensation deferred pursuant to a Trustee
                   Compensation Deferral Plan.



               (5) Includes additional compensation for services through
                   June 30, 2000.



               (6) Reflects retirement from the Board of Trustees of the Putnam funds on June 30, 2000.

               (7) Commencing July 1, 2000, Marsh & McLennan Companies, Inc.,
                   compensates Mr. Lasser and Mr. Smith for their services as Trustees. The estimated annual retirement benefits and related fund expenses shown in this table for Messrs. Lasser and Smith reflect benefits earned under the Funds' retirement plan prior to that date.



               (8) Includes additional compensation for services commencing
                   July 1, 2000.



               (9) Mr. Curtis was elected by the Board of Trustees of the Putnam funds as Trustee effective July 1, 2001.



              (10) Reflects retirement from the Board of Trustees of the Putnam funds on June 30, 2001.

              PUTNAM NEW YORK INVESTMENT GRADE MUNICIPAL TRUST
                COMPENSATION TABLE


                                                                                            Estimated
                                                                       Pension or            annual
                                                                       retirement           benefits
                                                                        benefits            from all
                                                      Aggregate        accrued as            Putnam
                                                     compensation       part of               funds
                                                       from the           fund                upon
                   Trustees/Year                       fund(1)          expenses          retirement(2)

                   -----------------------------------------------------------------------------------------
                   Jameson A. Baxter/1994                $467             $112              $100,000
                   Charles B. Curtis(9)                    --               --               100,000
                   Hans H. Estin/1972(10)                 468              240               100,000
                   John A. Hill/1985(5)(8)                473              151               200,000
                   Ronald J. Jackson/1996                 467              142               100,000
                   Paul L. Joskow/1997                    467               76               100,000
                   Elizabeth T. Kennan/1992               465              165               100,000
                   Lawrence J. Lasser/1992(7)             254              107                92,500
                   John H. Mullin, III/1997               464              115               100,000
                   Robert E. Patterson/1984               467               83               100,000
                   William F. Pounds/1971(5)(6)           256              189               111,000
                   George Putnam/1957(6)                  254              157                92,834
                   George Putnam, III/1984(8)             470               66               150,000
                   A.J.C. Smith/1986(7)                   251              173                91,833
                   W. Thomas Stephens/1997                463              107               100,000
                   W. Nicholas Thorndike/1992             460              231               100,000


                                                             Total
                                                         compensation
                                                           from all
                   Trustees/Year                        Putnam funds(3)
                   -----------------------------------------------------------------------------------------
                   Jameson A. Baxter/1994                 $200,000(4)
                   Charles B. Curtis(9)                         --
                   Hans H. Estin/1972(10)                  200,500
                   John A. Hill/1985(5)(8)                 269,000(4)
                   Ronald J. Jackson/1996                  200,000(4)
                   Paul L. Joskow/1997                     200,000(4)
                   Elizabeth T. Kennan/1992                199,500
                   Lawrence J. Lasser/1992(7)              107,000
                   John H. Mullin, III/1997                199,000(4)
                   Robert E. Patterson/1984                200,000
                   William F. Pounds/1971(5)(6)            127,000
                   George Putnam/1957(6)                   107,000
                   George Putnam, III/1984(8)              225,000
                   A.J.C. Smith/1986(7)                    106,000
                   W. Thomas Stephens/1997                 198,500(4)
                   W. Nicholas Thorndike/1992              197,000


   -----------------------------------------------------------------------------

               (1) Includes an annual retainer and an attendance fee for each meeting attended.



               (2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2000.



               (3) As of December 31, 2000, there were 124 funds in the Putnam family.



               (4) Includes compensation deferred pursuant to a Trustee
                   Compensation Deferral Plan.



               (5) Includes additional compensation for services through
                   June 30, 2000.



               (6) Reflects retirement from the Board of Trustees of the Putnam funds on June 30, 2000.

               (7) Commencing July 1, 2000, Marsh & McLennan Companies, Inc.,
                   compensates Mr. Lasser and Mr. Smith for their services as Trustees. The estimated annual retirement benefits and related fund expenses shown in this table for Messrs. Lasser and Smith reflect benefits earned under the Funds' retirement plan prior to that date.



               (8) Includes additional compensation for services commencing
                   July 1, 2000.



               (9) Mr. Curtis was elected by the Board of Trustees of the Putnam funds as Trustee effective July 1, 2001.



              (10) Reflects retirement from the Board of Trustees of the Putnam funds on June 30, 2001.

              Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee by the funds for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service compensated by the funds. A death benefit is also available under the Plan which assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

              The Plan Administrator (a committee comprised of Trustees that are not "interested persons" of the fund, as defined in the Investment Company Act of 1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment.


              For additional information about your fund, including further information about its Trustees and officers, please see "Fund Information," on page 41.


FURTHER INFORMATION ABOUT VOTING AND THE MEETING


              QUORUM AND METHODS OF TABULATION. The shareholders of each fund vote separately with respect to each proposal. In the case of each fund, a majority of the shares entitled to vote--present in person or represented by proxy--constitutes a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in the proxy statement), except that where the preferred shares or common shares shall vote as a separate class, then a majority of the aggregate number of shares of that class shall be necessary to constitute a quorum for the transaction of business by that class. Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the meeting will be counted by persons appointed by your fund as tellers for the meeting.


              The tellers will count the total number of votes cast "for" approval of a proposal for purposes of determining whether sufficient affirmative votes have been cast. With respect to the election of Trustees and, when applicable, the selection of auditors, neither abstentions nor broker non-votes have any effect on the outcome of the proposal. With respect to any other proposals, abstentions and broker non-votes have the effect of a negative vote on the proposal.


              SPECIAL RULE FOR PROPORTIONAL VOTING. In accordance with New York Stock Exchange rules, brokerage firms may vote for or against a proposal, on behalf of their clients who beneficially own remarketed preferred shares and from whom they have not received voting instructions, in the same proportion as votes for and against such proposal have been received from holders of preferred shares if (i) the holders of a minimum of 30% of the outstanding preferred shares have been voted by the holders of preferred shares, (ii) holders of less than 10% of the outstanding preferred shares have voted against such proposal and (iii) the holders of the common shares have approved such proposal.



              The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. With respect to the election of Trustees and selection of auditors, neither abstentions nor broker non-votes have any effect on the outcome of the proposal. With respect to any other proposals, abstentions and broker non-votes have the effect of a negative vote on the proposal.


              OTHER BUSINESS. The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

              SIMULTANEOUS MEETINGS. The meeting of shareholders of your fund is called to be held at the same time as the meetings of shareholders of certain of the other Putnam funds. It is anticipated that all meetings will be held simultaneously.

              If any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

              SOLICITATION OF PROXIES. In addition to soliciting proxies by mail, Trustees of your fund and employees of Putnam Management, Putnam Fiduciary Trust Company, and Putnam Retail Management may solicit proxies in person or by telephone. Your fund may also arrange to have voting instructions recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow them to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. Your fund is unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Investments has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.


              Shareholders may have the opportunity to submit their voting instructions via the Internet by utilizing a program provided by a third party vendor hired by Putnam Management. The giving of such a proxy will not affect your right to vote in person should you decide to attend the meeting. To vote via the Internet, you will need the "control" number that appears on your proxy card. To use the Internet, please access the Internet address found on your proxy card on the World Wide Web. The Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with Internet access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.


              Your fund's Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting.


              Persons holding shares as nominees will upon request be reimbursed for their reasonable expenses in soliciting instructions from their principals. Each fund has retained at its expense DF King, 77 Water Street, New York, NY. 10005, to aid in the solicitation of instructions for registered and nominee accounts, for a fee not to exceed $4,000 plus reasonable out-of-pocket expenses for mailing and phone costs. The expenses of the preparation of proxy statements and related materials, including printing and delivery costs, are borne by each fund.


              REVOCATION OF PROXIES. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Clerk of your fund, (ii) by properly executing a later-dated proxy, (iii) by recording later-dated voting instructions via the Internet or (iv) by attending the meeting and voting in person.


              DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR THE NEXT ANNUAL MEETING. It is currently anticipated that each fund's next annual meeting of shareholders will be held in October 2002. Shareholder proposals to be included in the proxy statement for that meeting must be received by your fund before April 17, 2002. Shareholders who wish to make a proposal at the October 2002 annual meeting--other than one that will be included in the fund's proxy materials--should notify the fund no later than July 1, 2002. The Nominating Committee will also consider nominees recommended by shareholders of each fund to serve as Trustees, provided that shareholders submit their recommendations by the above date. If a shareholder who wishes to present a proposal fails to notify the fund by this date, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder's proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC's proxy rules. Shareholders who wish to propose one or more nominees for election as Trustees, or to make a proposal fixing the number of Trustees, at the October 2002 annual meeting must provide written notice to the fund (including all required information) so that such notice is received in good order by the fund no earlier than July 13, 2002 and not later than August 12, 2002.

              DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR THE UPCOMING ANNUAL MEETING ON OCTOBER 11, 2001. Shareholders who wish to propose one or more nominees for election as Trustees, or to make a proposal fixing the number of Trustees, at the upcoming
              October 11, 2001 annual meeting must provide written notice to the fund (including all required information) so that such notice is received in good order by the fund no later than September 5, 2001.


              ADJOURNMENT. If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to those proposals. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of such proposals. They will vote against adjournment those proxies required to be voted against such proposals. Your fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

              FINANCIAL INFORMATION. Your fund will furnish to you upon request and without charge, a copy of the fund's annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. Such requests may be directed to Putnam Investor Services, P.O. Box 41203, Providence, RI 02940-1203 or 1-800-225-1581.

FUND INFORMATION

              PUTNAM INVESTMENTS. Putnam Investment Management, LLC, the fund's investment manager, and its affiliates, and its affiliate, Putnam Fiduciary Trust Company, the fund's investor servicing agent and custodian (collectively, the "Putnam companies"), are owned by Putnam Investments, LLC. Putnam Investments, LLC is a wholly-owned subsidiary of Putnam Investments Trust, a holding company that, except for a minority stake owned by employees, is in turn owned by Marsh & McLennan Companies, Inc., a leading professional services firm that includes risk and insurance services, investment management and consulting businesses. The address of Putnam Investments Trust, Putnam Investments, LLC and each of the Putnam companies is One Post Office Square, Boston, Massachusetts 02109. The address of the executive offices of Marsh & McLennan Companies, Inc. is 1166 Avenue of the Americas, New York, New York 10036.


              LIMITATION OF TRUSTEE LIABILITY. The Agreement and Declaration of Trust of each fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.



              INDEPENDENT AUDITORS. For Putnam California Investment Grade Municipal Trust, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust, and Putnam New York Investment Grade Municipal Trust only:

              PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, independent accountants, has been selected by the Trustees as the independent auditors of your fund for the current fiscal year. The Audit Committee of the Board of Trustees and the Trustees unanimously approved the selection of PricewaterhouseCoopers LLP in May 2001. Among the country's preeminent accounting firms, this firm also serves as the auditor for various other funds in the Putnam family. It was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services and the competitiveness of its fees. A representative of the independent auditors is expected to be present at the meeting to make statements and to respond to appropriate questions.



              For Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust and Putnam Managed Municipal Income Trust only:



              KPMG LLP, 99 High Street, Boston, Massachusetts 02110, independent accountants, has been selected by the Trustees as the independent auditors of your fund for the current fiscal year. The Audit Committee of the Board of Trustees and the Trustees unanimously approved the selection of KPMG for Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust and Putnam Managed Municipal Income Trust in July, December, and June of 2000, respectively. Among the country's preeminent accounting firms, this firm also serves as the auditor for various other funds in the Putnam family. It was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services and the competitiveness of its fees. A representative of the independent auditors is expected to be pres-ent at the meeting to make statements and to respond to appropriate questions.



              PricewaterhouseCoopers LLP, independent accountants, has previously served as the independent auditors of Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust and Putnam Managed Municipal Income Trust. The change in audit firms reflects the Trustees' decision to continue their policy of having two audit firms serve the Putnam funds. In the past, the two firms were Price Waterhouse LLP and Coopers & Lybrand LLP. These firms merged in July 1998. PricewaterhouseCoopers LLP resigned as independent auditors for Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust and Putnam Managed Municipal Income Trust in July 2000. It has issued no report on the financial statements for either of the past two fiscal years containing an adverse opinion or a disclaimer of opinion, or that was qualified as to uncertainty, audit scope or accounting procedure. There were no disagreements between PricewaterhouseCoopers LLP and your fund on any matter of accounting principles and practice, financial statement disclosure, or auditing scope or procedure.

                                  --------------------------


              The following table sets forth the aggregate fees billed for professional services rendered by your fund's principal accountants for the most recent fiscal year:



                                                                Audit Fees   Financial Information
                                                                 for All      Systems Design and
                                                   Audit Fees  Putnam Funds   Implementation Fees   All Other Fees

                   -----------------------------------------------------------------------------------------------
                   Putnam California Investment
                     Grade Municipal Trust          $27,000     $3,227,000          $220,000          $   26,000
                   Putnam High Yield Municipal
                     Trust                          $24,000     $  872,000          $      0          $1,339,000
                   Putnam Investment Grade
                     Municipal Trust                $23,000     $  696,000          $      0          $1,339,000
                   Putnam Managed Municipal
                     Income Trust                   $24,000     $  626,000          $      0          $1,339,000
                   Putnam Municipal Bond Fund       $25,000     $3,227,000          $220,000          $   26,000
                   Putnam Municipal Opportunities
                     Trust                          $25,000     $3,227,000          $220,000          $   26,000
                   Putnam New York Investment
                     Grade Municipal Trust          $27,000     $3,227,000          $220,000          $   26,000


   -----------------------------------------------------------------------------

              The fees disclosed in the table above under the caption "Audit Fees" are the aggregate fees billed for professional services rendered for the audit of your fund's annual financial statements for the most recent fiscal year. The fees disclosed under the caption "Audit Fees for All Putnam Funds" are the aggregate fees billed for professional services rendered for the audits of all Putnam funds for which your fund's independent accountants served as auditors for each such fund's most recent fiscal year ending on or before your fund's most recent fiscal year end. The fees disclosed under the captions "Financial Information Systems Design and Implementation Fees" and "All Other Fees" include fees billed for services, if any, rendered for your fund's most recent fiscal year to your fund, to Putnam Management, the fund's investment manager, and to any entity controlling, controlled by or under common control with Putnam Management that provides services to the fund.


              The Audit Committee is responsible for making recommendations to the Trustees as to the selection of your fund's auditors. The Audit Committee has also established a policy, in addition to other practices and requirements relating to the selection of the fund's auditors, that all non-audit services proposed to be performed by your fund's principal accountants for the fund, Putnam Management and certain related parties be considered and approved by the Audit Committee or by an authorized representative of the committee in advance of the provision of such services. This pre-clearance policy calls for the consideration, among other things, of whether the provision of the proposed services would be compatible with maintaining the independence of your fund's principal accountants. The provision of services covered in the table above under "Financial Information Systems Design and Implementation Fees" and "All Other Fees" was approved in accordance with such pre-clearance policy.



              AUDIT COMMITTEE. The members of the Audit Committee of your fund include only Trustees who are not "interested persons" of the fund or Putnam Management. Each member of the Audit Committee is "independent" as defined in Sections 303.01(B)(2)(a) and (3) of the listing standards of the New York Stock Exchange and as defined in Section 121(A) of the listing standards of the American Stock Exchange. The Trustees have adopted a written charter for the Audit Committee, a copy of which is attached to this Proxy Statement as APPENDIX A. The Audit Committee currently consists of Dr. Kennan and Messrs. Curtis and Stephens (Chairman). As of the end of each fund's last fiscal year, the Audit Committee consisted of Dr. Kennan, Messrs. Mullin and Stephens and Hans H. Estin. Mr. Estin retired form the Board of Trustees on June 30, 2001. During your fund's last fiscal year, the Audit Committee of the Putnam Funds met 7 times.

              The Audit Committee of your fund has submitted the following report:

              The Audit Committee has reviewed and discussed with management of your fund the audited financial statements for the last fiscal year. The Audit Committee has discussed with your fund's independent auditors the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires independent auditors to communicate to the Audit Committee matters including, if applicable: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates and
              (4) disagreements with management over the application of accounting principles and certain other matters. The Audit Committee has received the written disclosures and the letter from your fund's independent accountants required by Independence Standards Board Standard No. 1 (requiring auditors to make written disclosures to and discuss with the Audit Committee various matters relating to the auditor's independence), and has discussed with such accountants the independence of such accountants. Based on the foregoing review and discussions, the Audit Committee recommended to the Trustees that the audited financial statements for the last fiscal year be included in your fund's annual report to shareholders for the last fiscal year.

                                      Elizabeth T. Kennan
                                      John H. Mullin, III
                                      W. Thomas Stephens (Chairman)

              BOARD POLICY AND NOMINATING COMMITTEE. The Board Policy and Nominating Committee consists only of Trustees who are not "interested persons" of your fund or Putnam Management. The Board Policy and Nominating Committee currently consists of Dr. Kennan (Chairperson), Messrs. Hill, Patterson and Thorndike. During the last fiscal year of your funds, the Board Policy and Nominating Committee of the Putnam Funds met 6 times, except for Putnam Investment Grade Municipal Trust, during the last fiscal year of which the Board Policy and Nominating Committee of the Putnam Funds met 7 times.



              EXECUTIVE COMMITTEE. The Executive Committee currently consists of Ms. Baxter and Messrs. Hill (Chairman), Putnam, III, Stephens and Thorndike. During your fund's last fiscal year, the Executive Committee of the Putnam Funds met 3 times, except for Putnam Master Income Trust and Putnam Investment Grade Municipal Trust, during the last fiscal year of which the Executive Committee of the Putnam Funds met 2 times.



              OFFICERS AND OTHER INFORMATION. All of the officers of your fund are employees of Putnam Management or its affiliates. Because of their positions with Putnam Management or its affiliates or their ownership of stock of Marsh & McLennan Companies, Inc., the parent corporation of Putnam Investments Trust and indirectly of Putnam Investments, LLC Putnam Management and Putnam Fiduciary Trust Company, Messrs. Putnam, III, Lasser and Smith (nominees for Trustees of your fund), as well as the officers of your fund, will benefit from the management fees, underwriting commissions, custodian fees, and investor servicing fees paid or allowed by the fund. In addition to George Putnam III and Lawrence J. Lasser, the officers of each fund are as follows:

              PUTNAM CALIFORNIA INVESTMENT GRADE MUNICIPAL TRUST



            Name (age)                      Year first            Five Year
            Office with                     elected to            Business
            the fund                          office               History

            -----------------------------------------------------------------------
            Charles E. Porter (62)             1989       Managing Director, Putnam
              EXECUTIVE VICE PRESIDENT,                   Investments and Putnam
              TREASURER & PRINCIPAL                       Management
              FINANCIAL OFFICER
            Patricia C. Flaherty (53)          1993       Senior Vice President,
              SENIOR VICE PRESIDENT                       Putnam Investments and
                                                          Putnam Management
            Michael T. Healy (43)              2000       Managing Director, Putnam
              SENIOR VICE PRESIDENT,                      Investor Services and
              ASSISTANT TREASURER                         Putnam Investments
              PRINCIPAL ACCOUNTING
              OFFICER
            Gordon H. Silver (53)              1990       Senior Managing Director,
              VICE PRESIDENT                              Putnam Investments and
                                                          Putnam Management
            Ian Ferguson (43)                  1997       Senior Managing Director,
              VICE PRESIDENT                              Putnam Investments and
                                                          Putnam Management
            Richard P. Wyke* (45)              1998       Senior Vice President,
              VICE PRESIDENT                              Putnam Management
            Richard A. Monaghan** (46)         1998       Managing Director, Putnam
              VICE PRESIDENT                              Investments, Putnam
                                                          Management and Putnam
                                                          Retail Management
            John R. Verani (61)                1988       Senior Vice President,
              VICE PRESIDENT                              Putnam Investments and
                                                          Putnam Management
            Stephen Oristaglio (45)            1998       Senior Managing Director,
              VICE PRESIDENT                              Putnam Investments and
                                                          Putnam Management
            Jerome Jacobs (42)                 1996       Managing Director, Putnam
              VICE PRESIDENT                              Investments and Putnam
                                                          Management


   -----------------------------------------------------------------------------

              *The fund's portfolio manager


              **President of Putnam Retail Management

              PUTNAM HIGH YIELD MUNICIPAL TRUST



            Name (age)                      Year first            Five Year
            Office with                     elected to            Business
            the fund                          office               History

            -----------------------------------------------------------------------
            Charles E. Porter (62)             1989       Managing Director, Putnam
              EXECUTIVE VICE PRESIDENT,                   Investments and Putnam
              TREASURER & PRINCIPAL                       Management
              FINANCIAL OFFICER
            Patricia C. Flaherty (53)          1993       Senior Vice President,
              SENIOR VICE PRESIDENT                       Putnam Investments and
                                                          Putnam Management
            Michael T. Healy (43)              2000       Managing Director, Putnam
              SENIOR VICE PRESIDENT,                      Investor Services and
              ASSISTANT TREASURER                         Putnam Investments
              PRINCIPAL ACCOUNTING
              OFFICER
            Gordon H. Silver (53)              1990       Senior Managing Director,
              VICE PRESIDENT                              Putnam Investments and
                                                          Putnam Management
            Ian Ferguson (43)                  1997       Senior Managing Director,
              VICE PRESIDENT                              Putnam Investments and
                                                          Putnam Management
            Blake Anderson* (44)               1998       Managing Director, Putnam
              VICE PRESIDENT                              Investments
            Richard A. Monaghan** (46)         1998       Managing Director, Putnam
              VICE PRESIDENT                              Investments, Putnam
                                                          Management and Putnam
                                                          Retail Management
            John R. Verani (61)                1988       Senior Vice President,
              VICE PRESIDENT                              Putnam Investments and
                                                          Putnam Management
            Stephen Oristaglio (45)            1998       Senior Managing Director,
              VICE PRESIDENT                              Putnam Investments and
                                                          Putnam Management
            Jerome Jacobs (42)                 1996       Managing Director, Putnam
              VICE PRESIDENT                              Investments and Putnam
                                                          Management


   -----------------------------------------------------------------------------

              *The fund's portfolio manager


              **President of Putnam Retail Management

              PUTNAM INVESTMENT GRADE MUNICIPAL TRUST



            Name (age)                      Year first            Five Year
            Office with                     elected to            Business
            the fund                          office               History

            -----------------------------------------------------------------------
            Charles E. Porter (62)             1989       Managing Director, Putnam
              EXECUTIVE VICE PRESIDENT,                   Investments and Putnam
              TREASURER & PRINCIPAL                       Management
              FINANCIAL OFFICER
            Patricia C. Flaherty (53)          1993       Senior Vice President,
              SENIOR VICE PRESIDENT                       Putnam Investments and
                                                          Putnam Management
            Michael T. Healy (43)              2000       Managing Director, Putnam
              SENIOR VICE PRESIDENT,                      Investor Services and
              ASSISTANT TREASURER                         Putnam Investments
              PRINCIPAL ACCOUNTING
              OFFICER
            Gordon H. Silver (53)              1990       Senior Managing Director,
              VICE PRESIDENT                              Putnam Investments and
                                                          Putnam Management
            Ian Ferguson (43)                  1997       Senior Managing Director,
              VICE PRESIDENT                              Putnam Investments and
                                                          Putnam Management
            Richard P. Wyke* (45)              1998       Senior Vice President,
              VICE PRESIDENT                              Putnam Management
            Richard A. Monaghan** (46)         1998       Managing Director, Putnam
              VICE PRESIDENT                              Investments, Putnam
                                                          Management and Putnam
                                                          Retail Management
            John R. Verani (61)                1988       Senior Vice President,
              VICE PRESIDENT                              Putnam Investments and
                                                          Putnam Management
            Stephen Oristaglio (45)            1998       Senior Managing Director,
              VICE PRESIDENT                              Putnam Investments and
                                                          Putnam Management
            Jerome Jacobs (42)                 1996       Managing Director, Putnam
              VICE PRESIDENT                              Investments and Putnam
                                                          Management


   -----------------------------------------------------------------------------

              *The fund's portfolio manager


              **President of Putnam Retail Management

              PUTNAM MANAGED MUNICIPAL INCOME TRUST



            Name (age)                      Year first            Five Year
            Office with                     elected to            Business
            the fund                          office               History

            -----------------------------------------------------------------------
            Charles E. Porter (62)             1989       Managing Director, Putnam
              EXECUTIVE VICE PRESIDENT,                   Investments and Putnam
              TREASURER & PRINCIPAL                       Management
              FINANCIAL OFFICER
            Patricia C. Flaherty (53)          1993       Senior Vice President,
              SENIOR VICE PRESIDENT                       Putnam Investments and
                                                          Putnam Management
            Michael T. Healy (43)              2000       Managing Director, Putnam
              SENIOR VICE PRESIDENT,                      Investor Services and
              ASSISTANT TREASURER                         Putnam Investments
              PRINCIPAL ACCOUNTING
              OFFICER
            Gordon H. Silver (53)              1990       Senior Managing Director,
              VICE PRESIDENT                              Putnam Investments and
                                                          Putnam Management
            Ian Ferguson (43)                  1997       Senior Managing Director,
              VICE PRESIDENT                              Putnam Investments and
                                                          Putnam Management
            Richard P. Wyke* (45)              1998       Senior Vice President,
              VICE PRESIDENT                              Putnam Management
            Richard A. Monaghan** (46)         1998       Managing Director, Putnam
              VICE PRESIDENT                              Investments, Putnam
                                                          Management and Putnam
                                                          Retail Management
            John R. Verani (61)                1988       Senior Vice President,
              VICE PRESIDENT                              Putnam Investments and
                                                          Putnam Management
            Stephen Oristaglio (45)            1998       Senior Managing Director,
              VICE PRESIDENT                              Putnam Investments and
                                                          Putnam Management
            Jerome Jacobs (42)                 1996       Managing Director, Putnam
              VICE PRESIDENT                              Investments and Putnam
                                                          Management


   -----------------------------------------------------------------------------

              *The fund's portfolio manager


              **President of Putnam Retail Management

              PUTNAM MUNICIPAL BOND FUND



            Name (age)                      Year first            Five Year
            Office with                     elected to            Business
            the fund                          office               History

            -----------------------------------------------------------------------
            Charles E. Porter (62)             1989       Managing Director, Putnam
              EXECUTIVE VICE PRESIDENT,                   Investments and Putnam
              TREASURER & PRINCIPAL                       Management
              FINANCIAL OFFICER
            Patricia C. Flaherty (53)          1993       Senior Vice President,
              SENIOR VICE PRESIDENT                       Putnam Investments and
                                                          Putnam Management
            Michael T. Healy (43)              2000       Managing Director, Putnam
              SENIOR VICE PRESIDENT,                      Investor Services and
              ASSISTANT TREASURER                         Putnam Investments
              PRINCIPAL ACCOUNTING
              OFFICER
            Gordon H. Silver (53)              1990       Senior Managing Director,
              VICE PRESIDENT                              Putnam Investments and
                                                          Putnam Management
            Ian Ferguson (43)                  1997       Senior Managing Director,
              VICE PRESIDENT                              Putnam Investments and
                                                          Putnam Management
            Richard P. Wyke* (45)              1998       Senior Vice President,
              VICE PRESIDENT                              Putnam Management
            Richard A. Monaghan** (46)         1998       Managing Director, Putnam
              VICE PRESIDENT                              Investments, Putnam
                                                          Management and Putnam
                                                          Retail Management
            John R. Verani (61)                1988       Senior Vice President,
              VICE PRESIDENT                              Putnam Investments and
                                                          Putnam Management
            Stephen Oristaglio (45)            1998       Senior Managing Director,
              VICE PRESIDENT                              Putnam Investments and
                                                          Putnam Management
            Jerome Jacobs (42)                 1996       Managing Director, Putnam
              VICE PRESIDENT                              Investments and Putnam
                                                          Management


   -----------------------------------------------------------------------------

              *The fund's portfolio manager


              **President of Putnam Retail Management

              PUTNAM MUNICIPAL OPPORTUNITIES TRUST



            Name (age)                      Year first            Five Year
            Office with                     elected to            Business
            the fund                          office               History

            -----------------------------------------------------------------------
            Charles E. Porter (62)             1989       Managing Director, Putnam
              EXECUTIVE VICE PRESIDENT,                   Investments and Putnam
              TREASURER & PRINCIPAL                       Management
              FINANCIAL OFFICER
            Patricia C. Flaherty (53)          1993       Senior Vice President,
              SENIOR VICE PRESIDENT                       Putnam Investments and
                                                          Putnam Management
            Michael T. Healy (43)              2000       Managing Director, Putnam
              SENIOR VICE PRESIDENT,                      Investor Services and
              ASSISTANT TREASURER                         Putnam Investments
              PRINCIPAL ACCOUNTING
              OFFICER
            Gordon H. Silver (53)              1990       Senior Managing Director,
              VICE PRESIDENT                              Putnam Investments and
                                                          Putnam Management
            Ian Ferguson (43)                  1997       Senior Managing Director,
              VICE PRESIDENT                              Putnam Investments and
                                                          Putnam Management
            Blake Anderson* (44)               1998       Managing Director, Putnam
              VICE PRESIDENT                              Investments
            Richard A. Monaghan** (46)         1998       Managing Director, Putnam
              VICE PRESIDENT                              Investments, Putnam
                                                          Management and Putnam
                                                          Retail Management
            John R. Verani (61)                1988       Senior Vice President,
              VICE PRESIDENT                              Putnam Investments and
                                                          Putnam Management
            Stephen Oristaglio (45)            1998       Senior Managing Director,
              VICE PRESIDENT                              Putnam Investments and
                                                          Putnam Management
            Jerome Jacobs (42)                 1996       Managing Director, Putnam
              VICE PRESIDENT                              Investments and Putnam
                                                          Management


   -----------------------------------------------------------------------------

              *The fund's portfolio manager


              **President of Putnam Retail Management

              PUTNAM NEW YORK INVESTMENT GRADE MUNICIPAL TRUST



            Name (age)                      Year first            Five Year
            Office with                     elected to            Business
            the fund                          office               History

            -----------------------------------------------------------------------
            Charles E. Porter (62)             1989       Managing Director, Putnam
              EXECUTIVE VICE PRESIDENT,                   Investments and Putnam
              TREASURER & PRINCIPAL                       Management
              FINANCIAL OFFICER
            Patricia C. Flaherty (53)          1993       Senior Vice President,
              SENIOR VICE PRESIDENT                       Putnam Investments and
                                                          Putnam Management
            Michael T. Healy (43)              2000       Managing Director, Putnam
              SENIOR VICE PRESIDENT,                      Investor Services and
              ASSISTANT TREASURER                         Putnam Investments
              PRINCIPAL ACCOUNTING
              OFFICER
            Gordon H. Silver (53)              1990       Senior Managing Director,
              VICE PRESIDENT                              Putnam Investments and
                                                          Putnam Management
            Ian Ferguson (43)                  1997       Senior Managing Director,
              VICE PRESIDENT                              Putnam Investments and
                                                          Putnam Management
            Richard P. Wyke* (45)              1998       Senior Vice President,
              VICE PRESIDENT                              Putnam Management
            Richard A. Monaghan** (46)         1998       Managing Director, Putnam
              VICE PRESIDENT                              Investments, Putnam
                                                          Management and Putnam
                                                          Retail Management
            John R. Verani (61)                1988       Senior Vice President,
              VICE PRESIDENT                              Putnam Investments and
                                                          Putnam Management
            Stephen Oristaglio (45)            1998       Senior Managing Director,
              VICE PRESIDENT                              Putnam Investments and
                                                          Putnam Management
            Jerome Jacobs (42)                 1996       Managing Director, Putnam
              VICE PRESIDENT                              Investments and Putnam
                                                          Management


   -----------------------------------------------------------------------------

              *The fund's portfolio manager


              **President of Putnam Retail Management

              ASSETS AND SHARES OUTSTANDING OF YOUR FUND AS OF JULY 2, 2001



                   NET ASSETS:
                   Putnam California Investment Grade
                     Municipal Trust                           $ 68,454,414.61
                   Putnam High Yield Municipal Trust           $181,188,554.14
                   Putnam Investment Grade Municipal Trust     $236,496,463.05
                   Putnam Managed Municipal Income Trust       $403,831,166.13
                   Putnam Municipal Bond Fund                  $177,942,661.59
                   Putnam Municipal Opportunities Trust        $213,173,328.20
                   Putnam New York Investment Grade
                     Municipal Trust                           $ 38,648,154.29



                   SHARES OUTSTANDING AND AUTHORIZED TO VOTE:
                   Putnam California Investment Grade
                     Municipal Trust
                     Common shares                                   4,607,092   shares
                     Preferred shares                                      320   shares
                   Putnam High Yield Municipal Trust
                     Common shares                                  22,218,223   shares
                     Preferred shares                                      900   shares
                   Putnam Investment Grade Municipal Trust
                     Common shares                                  21,145,759   shares
                     Preferred shares                                    1,400   shares
                   Putnam Managed Municipal Income Trust
                     Common shares                                  47,107,402   shares
                     Preferred shares                                   A: 550   shares
                                                                        B: 550   shares
                                                                        C: 650   shares
                   Putnam Municipal Bond Fund
                     Common shares                                  13,357,092   shares
                     Preferred shares                                   A: 630   shares
                                                                        B: 630   shares
                   Putnam Municipal Opportunities Trust
                     Common shares                                  16,157,092   shares
                     Preferred shares                                   A: 800   shares
                                                                      B: 1,620   shares
                                                                      C: 1,620   shares
                   Putnam New York Investment Grade
                     Municipal Trust
                     Common shares                                   2,847,092   shares
                     Preferred shares                                      200   shares

                   5% beneficial ownership of your fund as of July 2, 2001:
                   Putnam California Investment Grade
                     Municipal Trust
                     Persons beneficially owning more than
                       5% of the fund's Common shares                              None
                     Persons beneficially owning more than
                       5% of the fund's Preferred shares                           None
                   Putnam High Yield Municipal Trust
                     Persons beneficially owning more than
                       5% of the fund's Common shares                              None
                     Persons beneficially owning more than
                       5% of the fund's Preferred shares                           None
                   Putnam Investment Grade Municipal Trust
                     Persons beneficially owning more than
                       5% of the fund's Common shares                              None
                     Persons beneficially owning more than
                       5% of the fund's Preferred shares                           None
                   Putnam Managed Municipal Income Trust
                     Persons beneficially owning more than
                       5% of the fund's Common shares                              None
                     Persons beneficially owning more than
                       5% of the fund's Preferred shares                           None
                   Putnam Municipal Bond Fund
                     Persons beneficially owning more than
                       5% of the fund's Common shares                              None
                     Persons beneficially owning more than
                       5% of the fund's Preferred shares                           None
                   Putnam Municipal Opportunities Trust
                     Persons beneficially owning more than
                       5% of the fund's Common shares                              None
                     Persons beneficially owning more than
                       5% of the fund's Preferred shares                           None
                   Putnam New York Investment Grade
                     Municipal Trust
                     Persons beneficially owning more than
                       5% of the fund's Common shares                              None
                     Persons beneficially owning more than
                       5% of the fund's Preferred shares                           None

APPENDIX A

              THE PUTNAM FUNDS
              AUDIT COMMITTEE CHARTER

              MISSION. The primary mission of the Audit Committee is to oversee matters relating to the preparation of the Funds' financial statements. The Committee will discharge this responsibility through oversight of management, the Funds' independent auditors and industry developments. The Committee and the Trustees shall have ultimate authority and responsibility, subject to the rights of shareholders where applicable, to select, evaluate and replace the Funds' independent auditors.

              COMPOSITION: The Committee will be comprised exclusively of Independent Trustees. The Committee shall have at least three members, who shall collectively satisfy the independence and expertise requirements of each exchange on which shares of one or more Putnam Funds are traded.

              ASSISTANCE. The Committee may seek the assistance of Fund Administration staff, the Funds' independent auditors and counsel, management and other parties as it may deem appropriate.

              ROLE OF INDEPENDENT AUDITORS. The Funds' independent auditors are ultimately accountable to the Trustees and the Committee.

              SPECIFIC DUTIES OF COMMITTEE. The duties of the Committee include:

              INDEPENDENT AUDITOR MATTERS

              - Recommending the selection of independent auditors and
                evaluating their performance

              - Recommending fees for independent auditors

              - Reviewing regular reports of independent auditors

              - Reviewing auditor independence

              - Reviewing and approving the scope of any special projects to be undertaken by independent auditors

              - Reviewing relationship of independent auditors with Funds and management, including activities outside Fund audits

              - Considering any weaknesses or deficiencies noted by independent auditors

              - Overseeing internal control reviews performed by independent auditors

              In performing their duties, the Committee shall be responsible for ensuring that the independent auditors submit on a periodic basis to the Committee a formal written statement delineating all relationships between the independent auditors and the Funds and that the Committee is responsible for actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and for recommending that the Trustees take appropriate action in response to the independent auditors' report to satisfy themselves of the independent auditors' independence.

              GENERAL MATTERS

              - Reviewing scope and adequacy of audits

              - Reviewing significant changes in tax and accounting policies

              - Reviewing nature of accounting and tax policies

              - Reviewing special matters impacting accounting issues

              OTHER MATTERS

              - Reviewing quality of internal accounting function

              - Reviewing regular reports of internal auditors and management

              - Reviewing matters relating to the Funds' Code of Ethics and
                Putnam Investments' Code of Ethics

              - Reassessing annually the adequacy of this Charter and recommend any proposed changes to the full Board of Trustees

              - Reviewing compliance matters

PUTNAMINVESTMENTS
      THE PUTNAM FUNDS
       ONE POST OFFICE SQUARE
       BOSTON, MASSACHUSETTS 02109
       TOLL-FREE 1-800-225-1581


                                                                      73225 7/01